UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-9094

Leuthold Funds, Inc.
(Exact name of registrant as specified in charter)

33 S. Sixth Street, Suite 4600, Minneapolis, MN 55402
(Address of principal executive offices) (Zip code)

Steven C. Leuthold
33 S. Sixth Street, Suite 4600, Minneapolis, MN 55402
(Name and address of agent for service)

612-332-9141
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2008

Date of reporting period:  October 1, 2007 – September 30, 2008

Item 1. Report to Stockholders.

Annual Report
September 30, 2008

The Leuthold Funds

Leuthold Asset Allocation Fund

Leuthold Select Equities Fund

Leuthold Undervalued & Unloved Fund

Leuthold Global Fund

Grizzly Short Fund

Leuthold Core Investment Fund

Leuthold Select Industries Fund

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The Leuthold Funds
Dear Fellow Shareholders:

At the outset, we’d like to thank all of you for your continued support over the last twelve months. It is our privilege to serve our shareholders, and your confidence and trust is something every member of the Leuthold Weeden Capital Management team works hard to build and maintain each day.

As you are well aware, the most recent 12-month period has been remarkably challenging.The world economy is in the midst of unraveling the excesses created by a credit bubble years in the making.The problems are complex, but can be traced back to several root causes including: the excess use of leverage, overly accommodative interest rates, aggressive and irresponsible lending practices, a housing bubble, and an overabundance of low-quality securitized assets. The fallout continues. Equity markets across the globe have continued to experience dramatic losses in the period following the end of our Funds’ fiscal year (which ended 9/30/08).

It now appears that the concerted efforts of central banks and governments across the globe are beginning to show progress in combating the paralysis of the credit markets, and restoring confidence in the global economy. Much work lies ahead; however, the structural changes and “creative destruction” resulting from this crisis should, in time, pave the way for a fundamentally stronger global economy.

When we write these annual reports to our shareholders, we hope each year to write of a 12-month period marked with impressive returns and report on portfolio strategies executed with remarkable prescience and foresight. Of course, the reality of investing over the long-term means there are occasional  “off” years—times when mistakes are made, and periods where market conditions can be described as “extraordinarily bad.” This has been one of those years. While the majority of our strategies performed better than their stated benchmarks this past year, we feel no sense of victory when our funds post substantial losses. This is especially true for our asset allocation strategies, which endeavor to mitigate portfolio risk when market conditions are poor.

While we were cautious about the stock market going into 2008, we clearly became bullish too early in the year. Our work failed to fully recognize the precarious state of the global financial system, and the speed at which the failures of several high profile U.S. financial institutions would lead to a pandemic global crisis. We are not proud of the past year, and are keenly aware our shareholders expect better from us. But rather than being immobilized by past mistakes, we are absolutely committed to learn from them. There are valuable lessons to be gleaned from this current period of market turmoil, and the strength of our longer term track record indicates how we have successfully used past experience and market history to our advantage in generating superior returns.

We are encouraged, and yes, amazed that our shareholders have been so overwhelmingly supportive during this tumultuous market period. We cannot state how much your continued confidence means to us. As significant investors in our own family of funds, we are invested alongside all of you, and fully appreciate and understand how difficult the recent months have been. But be assured we are resolute and focused in our efforts to manage our funds with the same diligence and care that helped us build a solid reputation and long-term track record of investment excellence.

COMMENTARY FROM STEVE LEUTHOLD

During my 47 years in the investment business I’ve seen and survived a number of stock market crises and panics, first the crash of 1962 when the stock ticker ran four hours late. Then the 1973-1974 bear market when the S&P 500 fell 48% and the average stock fell 70%. In October of 1987 the market fell over 20% in a single session, more than twice as much as the largest daily decline in October 2008. Then in 2000-2002 came the “tech wreck” with the S&P 500 down 49% and Tech stocks down 75% or more.

THE CURRENT STOCK MARKET CRISIS AND PANIC

As of October 27, the S&P 500 is down 46% from its October 2007 peak with the stock markets in Emerging Countries down an average of 66% (China down 75%). Like the periods cited above, this is a time of extreme investor anxiety. Like the periods cited above, it is our opinion, that it is absolutely the wrong time to bail out of the market. Emotion is the investor’s greatest enemy, be it greed, or in this case, fear.

Consider The Following

The current market decline (-46%) is one of the three greatest market declines in the last 60 years. The other two were 2000-2002 (down 49%) and 1973-1974 (down 48%).

The global liquidity crisis, the probable cause of the last half of the current decline, has peaked and is now easing thanks to the concerted efforts of governments around the world, including new support from governments in China, Russia, and the Middle East.

Economies in the U.S., Europe, and Japan are now in recessions with the U.S. recession getting underway about a year ago (in our view). However, the stock market is the most reliable leading economic indicator (according to the National Bureau of Economic Research) turning up about midway into a recession.

…If the current U.S. recession is about 20 months in duration (our estimate), it would be the longest recession since WWII (average being 11 months). As a lead economic indicator the stock market would begin to rebound in November 2008, per our historical economic time clock.

Today’s stock market, per our valuation benchmarks (P/E ratios, Price to Sales ratio, Price to Cash Flow ratio, et. al.) is quite undervalued, in the low 15% of our 60 year valuation history.

…From current valuation levels the stock market has historically returned an average of 40% over the subsequent two years and 66% over the subsequent 3 years.

CONCLUSIONS

I.  This Is A Terrible Time To Reduce Or Liquidate Stock Market Holdings

If you do sell now, a year from now you will most likely view yourself as timid and foolish, probably selling out at or close to a major bear market bottom.

…Since 1900 the market rebounded an average of 47% in the 12 months following a bear market bottom and 60% over the next two years.

…Since WWII the average rebound has been 34% over the subsequent 12 months and 51% over the next two years.

Of course, these calculations are based on actual past bear market lows. In the current situation we can’t say the low has been achieved (nobody rings a bell). But to us it certainly appears the low is close at hand.

AT THIS POINT:  We feel that this is not the time to reduce any equity fund holdings be they U.S. focus or foreign focus.

…The exceptions, in our opinion, are our Grizzly Short Fund or other short funds. For these bear market funds, it is now time to do some selling.

II. We FeelThatThis IsTheTimeToAddTo Stock Market Investments

I know it takes courage, but as our historical market analysis indicates, today appears to be the best buying opportunity in the last six or seven years.

If your normal maximum equity exposure is 70% in your 401(k) or personal portfolio, you should now be at 60% in stocks, moving to the 70% maximum by the end of November.

If your maximum is 100% equities you should now be at 80% equity exposure, moving up to 95% by the end of November.

--Steve Leuthold

FUND OVERVIEWS
Leuthold Core Investment Fund (closed to new and additional investment): This Fund’s strategy is flexible and value-oriented. The Leuthold Core Investment Fund adjusts asset class exposure based on underlying market dynamics and trends, in order to avoid undue risk, and attempt to take advantage of areas that appear poised to outperform. Assets are actively allocated between stocks, bonds, money market instruments, and foreign securities. The Fund may also hedge by selling short certain securities when our disciplines indicate potential underlying market weakness. While at times individual allocations may appear unorthodox, they are intended to come together as complementing positions in an effort to carry out the Fund’s guiding principles.

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Through September 30, 2008, Lipper rankings placed this Fund’s 5-year performance in the top 12% of funds included within their “Flexible Portfolio Funds” category which contained 87 funds for that time frame.

>	The Leuthold Core Investment Fund uses the Leuthold Select Industries Fund as the primary vehicle for its U.S. traded equity component. This Fund’s methodology is outlined below.

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The investment guideline of the Leuthold Core Investment Fund is 30%-70% equity exposure and 30%-70% fixed income exposure. Under extreme market conditions, there may be a departure from the basic guidelines. Our Major Trend Index is utilized to gauge the overall health of the global equity markets and our equity exposure. This index, which we have published weekly since 1975, is designed to recognize major market trends rather than intermediate moves and has over 190 individual components.

Leuthold Asset Allocation Fund: This successor to the now-closed Leuthold Core Investment Fund began trading on May 24, 2006. The strategy and objective of this Fund are identical to those of the Leuthold Core Investment Fund in terms of guiding disciplines, flexibility, asset class exposure, and risk aversion. The only difference between the two portfolios is in the stock selection approach employed for the primary domestic equity allocation.

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The Leuthold Asset Allocation Fund currently uses a multi-strategy approach for domestic equity selection (Leuthold Select Equities and Leuthold Undervalued & Unloved, each described below). The balance of the strategies employed allows us to construct an equity portfolio that has the risk/reward characteristics we believe are suitable for an asset allocation portfolio.

>	The Select Equities strategy is a bottom-up, stock-based quantitative model that ranks stocks on a bi-weekly basis. This strategy is also available as a stand-alone all-equity mutual fund.

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The Undervalued and Unloved equity strategy is a “value” stock screening methodology developed by The Leuthold Group in the mid-1970s. This stock screen has previously been employed in the Core Investment Fund at times when value-type stock exposure was targeted. This strategy is also available as a stand-alone all-equity mutual fund.

Leuthold Global Fund: This asset allocation strategy can be considered the “global” equivalent of the Leuthold Core Investment Fund. The Fund began trading on April 30th, 2008, and thus does not yet have a long-term performance track record. The strategy and objective of this Fund are similar to that of the Leuthold Core Investment Fund in terms of guiding disciplines, flexibility, asset class exposure, and risk aversion. The primary difference in the Leuthold Global Fund is that it invests in foreign traded securities as well as U.S. traded securities including stocks, bonds, and other asset classes.

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The Leuthold Global Fund currently uses a top-down industry group approach for its equity selection (similar to the Leuthold Select Industries equity strategy employed by the Leuthold Core Investment Fund). This allows us to construct a global equity portfolio based on industry group leadership trends rather than the traditional country-focused strategies typically employed by other global fund managers. We believe a focus on industry, rather than country, over-weights and under-weights provides better opportunities to generate superior returns as the global economy becomes increasingly interdependent.

>	Our Global Fund invests mainly in global stocks, bonds, and money market instruments. When appropriate, as disciplines dictate, the Fund may also sell short certain securities.

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The investment guideline of the Leuthold Global Fund is 30%-70% equity exposure and 30%-70% fixed income exposure. Under extreme market conditions, there may be a departure from the basic core guidelines. Our Global Major Trend Index is utilized to gauge the overall health of the global equity markets. This index, derived from our Major Trend Index used in the Leuthold Core Investment and Asset Allocation Funds, is designed to recognize major market trends rather than intermediate moves, combining almost 170 individual components.

Leuthold Select Industries Fund (closed to new and additional investment): Unlike our asset allocation strategies, this Fund is mandated to remain 100% invested in stocks at all times. This attribute results in the potential for considerable volatility, higher risk, and the probability that investors will lose money when the stock market declines significantly.

>	Through September 30, 2008, Lipper ranked this Fund’s 5-year performance in the top 3% of Funds included within their “Mid-Cap Growth” category which contained 325 funds for that time frame.

The Select Industries Fund strategy is based on industry group rotation, industry stock selection, and sector concentrations. Driven by a quantitative evaluation of over 150 equity-industry groups, it attempts to detect collective strength and emerging leadership potential, while exposing areas that appear vulnerable.

>	The element of sector/industry group concentrations results in this Fund’s higher volatility profile, being potentially more risky while offering potentially more reward.

Leuthold Select Equities Fund: This is the successor to the now-closed Leuthold Select Industries Fund, and it began trading on May 24, 2006. The Leuthold Select Equities Fund is mandated to remain 100% invested in stocks at all times. This attribute results in the potential for considerable volatility, higher risk, and the probability investors will lose money when the stock market declines.

The Fund differs from the Leuthold Select Industries Fund in its approach to equity selection. Whereas the Select Industries employs a top-down industry group approach as the primary driver of portfolio construction, the Leuthold Select Equities Fund uses a quantitative bottom-up, stock picking strategy. While the Select Equities Fund can, at times, result in similar sector and/or industry group overweights to the Select Industries Fund, the overlap of specific equity securities between the two Funds is expected to be minimal.

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The Select Equities Fund typically maintains approximately equally-weighted positions in about 50 individual stocks, selected per a multi-factor quantitative discipline. This model is run on a bi-weekly basis. The strategy is based on a stock rating system that was originally developed by The Leuthold Group in the late-1980s.

Leuthold Undervalued & Unloved Fund: This actively managed Fund employs a“value” stock screening methodology developed by The Leuthold Group in the mid-1970s that seeks to identify stocks with low expectations built into the price. This stock screen has previously been employed in the Core Investment Fund when value-type stock exposure was targeted. The Fund was launched on November 14, 2006.

Grizzly Short Fund: This actively managed Fund is 100% short individual stocks. Short-selling strategies are aimed at profiting when stock prices decline. Even when our firm is bullish toward the stock market, the Grizzly Short Fund’s policy mandates the portfolio to target 100% exposure in stocks sold short. Because of this, shareholders should anticipate they will most likely lose money investing in this Fund when stock prices, in general, are in a rising trend.

The Grizzly Short Fund is a tool for sophisticated users. Traders, sophisticated investors, and speculators who anticipate the market may decline will employ the Grizzly Short Fund to tactically regulate stock market risk. It is also used in varying degrees with other multifaceted portfolio strategies. This is not a Fund for buy and hold investors!

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The Grizzly Short Fund typically maintains approximately equally-weighted short positions in about 50 individual stocks, initially selected by a multi-factor quantitative discipline. Each position is monitored daily and subject to a set of short covering disciplines.

A LOOK IN THE REAR VIEW MIRROR

>	An overview of the performance (good and bad) of the Leuthold Funds for the entire fiscal year ended 9/30/08.

Leuthold Core Investment Fund (closed to new and additional investment)
This is our flagship asset allocation strategy, with current assets of about $1.4 billion. For the fiscal year ended September 30th, the Fund posted a total return loss of -11.48%, compared to -21.97% total return loss for the S&P 500. The Core Fund’s allocation to stocks during the fiscal year averaged about 47%, thus a considerable amount of the Fund’s performance advantage compared to the S&P 500 came from lower than normal equity exposure throughout the year. The majority of common stock commitments are in the “Select Industries” portion of the portfolio, with the remainder primarily in “Emerging Market” equities and, on occasion, exchange traded funds (“ETFs”).

Fund performance was adversely affected by increasing our net equity exposure much too early.
While the initial increase to 50% net equity exposure back in mid-January did not have a major impact on portfolio performance, the subsequent increase to 60% in mid-August came just ahead of a substantial down leg in the broad stock market. While the moves were made in concert with an improvement in the reading of our Major Trend Index, the increased equity exposure put us on the wrong side of the market.

For the year, an average of 6.3% of assets was invested in emerging market equities, with 52% on average in the Select Industries equity allocation. As of September 30, 2008, our equity commitment in emerging market equities stood at 9% of total assets, while the Select Industries portion of the equity exposure stood at 49% (additional details on performance attribution for the Select Industries stocks appear later in this section). Another 5% of assets were invested in equity ETFs bringing total equity exposure to 63%. In retrospect, our equity exposure was much too aggressive, considering the subsequent sharp declines the stock market has experienced since mid-September.

At certain times in the most recent fiscal year, we employed short equity hedges in varying amounts to reduce our net equity exposure. During the 4th quarter of 2007, equity hedges were used to reduce equity exposure to the normal guideline minimum of 30% due to the continued bearish readings of our Major Trend Index. In mid-January, we began lifting the equity hedges due to market valuations achieving long-term median levels, suggesting an opportune time to increase equity exposure. As the Major Trend Index continued to improve in the first and second quarters of 2008, the equity hedges continued to be reduced until they were eliminated in mid-May when our Major Trend Index work turned positive on the stock market.

We held a small but successful 1% short position in Brokerage stocks in November and December of 2007. This was a tactical component within our short hedges, and was eliminated when the equity hedges were reduced in mid-January.

Our Core Fund’s normal minimum guideline for Fixed Income is 30% of assets. Throughout the year, our comparative analysis has suggested that attractive fixed income opportunities on a risk/reward basis were somewhat limited, leading us to have a lower than normal minimum exposure to fixed income securities throughout the year. For the year, we had an average 11% of portfolio assets allocated to fixed income.

From late 2007 to early 2008, our fixed income position included U.S. Treasury Notes which, from a risk/reward perspective, appeared to be much more attractive than any longer durations, such as 10 year Treasuries. During the fiscal year, we maintained an average 5% exposure to this position, which was eliminated in February with a moderate gain. More recently, investors’ “flight to quality” as the financial markets have unraveled has resulted in yields plunging to historically low levels.

Other fixed income positions have been less successful. In late February, we introduced positions in Australian and Brazilian Bonds. While initially successful, both fixed income positions were adversely impacted by declines in both the Aussie dollar and Brazilian real during the third quarter of 2008. This caused these fixed income investments to decline since they are denominated in their respective local currencies.

In other asset classes, our positions in Pipeline Master Limited Partnerships were a relatively short-lived investment that failed to deliver positive returns. The position was initiated in late-February 2008 and was deactivated in June. This was initiated in an attempt to enhance total return at a time when there were few attractive fixed income alternatives. Although the package of Pipeline MLPs we purchased yielded between 5%-8%, the price declines eradicated any income benefit that would have been derived if we had held the position.

Performance from Emerging Market Equities proved to be a disappointment for much of the fiscal year. We had an average 6.3% of assets deployed here, which is somewhat above our normal minimum position (5%). In early June, we had increased exposure in emerging markets by 2%, and added another 3% in late-August. Both moves were premature as emerging market equities have posted significant losses in subsequent periods.

For the 12-month period ended September 30, 2008, our Emerging Market positions had fallen 32%. We are disappointed with the Portfolio losses in the fiscal year ended 9/30/08; however, our performance during the last five years shows how productive our approach can be over the longer term. But there is no assurance we will do as well in future unfavorable stock market periods.

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Over the last five years (ended September 30, 2008), the Leuthold Core Investment Fund has a very wide performance advantage compared to the stock market. The Core Fund’s cumulative total return gain of +61.03% (+10.00% annualized), compares to the S&P 500’s cumulative total return gain of +28.66% (+5.17% annualized), and the Lipper Flexible Fund Index cumulative total return gain of +32.77% (+5.83% annualized).

LeutholdAssetAllocation Fund
This is the successor Fund to our now closed Leuthold Core Investment Fund, with current assets of about $1.9 billion. The Leuthold Asset Allocation Fund uses a different U.S. stock selection strategy, but otherwise follows the very same asset allocation directives and asset class investment vehicles as the Leuthold Core Investment Fund. Hence, for details on asset allocation shifts and performance review of the various asset classes for the last 12 months, please refer to the preceding discussion of the Leuthold Core Investment Fund portfolio details.

As noted earlier, this Fund was launched on May 24, 2006 and thus does not yet have a long-term performance track record. However, during the 12-month period ending September 30, 2008, the Leuthold Asset Allocation Fund generated a total return loss of -14.45% compared to a -21.97% total return loss for the S&P 500.

Unlike the Leuthold Core Investment Fund, the Leuthold Asset Allocation Fund employs a dual strategy approach for its U.S. traded equity exposure. This currently includes a combination of the Leuthold Select Equities stock selection and the Leuthold Undervalued & Unloved stock screening approach. Both are bottom-up, quantitative methodologies and each generally contributes a different type of stock market exposure.

The Leuthold Select Equities approach is a quantitative strategy that identifies momentum-based stock market leadership using a bottom-up stock picking discipline which employs growth, value, and technical inputs. The Leuthold Undervalued & Unloved stock selection is a “value” screening methodology which attempts to identify stocks with low expectations by Wall Street. Individually, these two strategies are quite different but, used in tandem, they allow us to construct an equity portfolio with overall characteristics appropriate for an asset allocation strategy, and afford us the flexibility to adjust the mix to align with our market outlook. Details on the key performance drivers for both of these equity strategies are presented below in the discussions covering the“Leuthold Select Equities Fund” and “Leuthold Undervalued & Unloved Fund.”

Leuthold Global Fund
As previously mentioned, this Fund began trading on April 30th, 2008, and thus does not yet have a full year of performance to discuss in this annual review. This is our newest Fund, and is available as both a retail and institutional class fund. This Fund offers investors a global alternative to our domestically focused tactical asset allocation strategies–the Leuthold Core Investment Fund and the Leuthold Asset Allocation Fund.

Leuthold Select Industries Fund (closed to new and additional investment)
As previously noted, this all-equity Fund was down -18.90% on a total return basis for the year ended September 30, 2008, compared to a -21.97% total return loss for the S&P 500. This 12 month loss for the Leuthold Select Industries Fund compares to a 22.99% total return gain for the previous fiscal year period (October 1, 2006 – September 30, 2007).

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Since inception (June 19, 2000) through September 30, 2008, the Leuthold Select Industries Fund has produced a cumulative total return gain of +84.30% (+7.66% annualized) compared to a cumulative total return loss of -9.43% for the S&P 500 (-1.19% annualized).

As of September 30, 2007, the Leuthold Select Industries Fund was heavily exposed to three market sectors: Energy, Telecom, and Materials. The combined weight of these sectors made up 53% of portfolio assets, and each of these sector concentrations represented significant overweights compared to their respective sector weightings in the S&P 500.

Over the past year, the Fund has substantially increased exposure to the Health Care sector. This includes a 19% position in Biotechnology, an 8% position in Pharmaceuticals, and a 6% position in Health Care Facilities. We continue to have a market overweight in the Energy sector, which includes a 13% position in Oil & Gas Drilling and a 4% position in Oil & Gas Refining and Marketing. Portfolio exposure has been increased in Consumer Staples (currently 9% vs. 2% a year ago), and Information Technology (currently 14% vs. 1% a year ago). Portfolio exposure has been decreased in Materials (1% vs. 15% a year ago), and Financials (currently 2% vs. 10% a year ago).

Perhaps one of the most significant changes over the last 12 months was the deactivation of the Industrial Metals group in Q2. The group had been a portfolio position for nearly six years and returned 427% during this time. Fortunately, these gains were preserved because of our timely exit from this position in early June before the sharp sell-off that caused many of these stocks to decline by more than 60% from their highs.

For the fiscal year ended 9/30/08, the Select Industries Fund (and the Core Fund’s “Select Industries” equity exposure), declined somewhat less than the S&P 500. Group positions in Oil & Gas Refiners, Green Wave, Managed Health Care (now deactivated), and Regional Banks (now deactivated) were among the performance detractors. However, our group position in Hyper Markets & Super Centers was additive to Portfolio performance during the year.

A year ago,“global growth” had emerged as a dominant theme. Group holdings in Energy, Metals & Mining, Telecom, and Auto Parts & Equipment stocks were each considered to be beneficiaries of strong global demand. Currently, there is less emphasis on international companies in the portfolio with 93% of assets now invested in U.S. domiciled companies. This compares to 78% a year ago when there was a greater portfolio emphasis on U.S. traded foreign companies.

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Of the ten group holdings in the Fund one year ago, only the Oil & Gas Drilling position remains. During the last year, we have seen a higher level of rotation within our industry group leadership analysis, which tends to occur when the U.S. stock market is transitioning into a new recovery phase of the market cycle.

Leuthold Select Equities Fund
This is the successor Fund to the Leuthold Select Industries Fund, and has current assets of about $13 million. This all-equity Fund was down -27.98% total return for the year ended September 30, 2008, compared to a -21.97% total return loss for the S&P 500.

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Since inception (May 24, 2006) through September 30, 2008, the Leuthold Select Equities Fund has produced a cumulative total return loss of -4.99% compared to a cumulative total return loss of -1.25% for the S&P 500.

Performance in the most recent 12-month period ended September 30, 2008, was handicapped by exposure to concentrations in the Industrials, Energy, Materials, and Information Technology sectors. Although the contribution was small, positions in the Utilities sector were additive to performance in a year when most of the broader stock market declined. In retrospect, it was a very difficult year for this strategy since it seeks out enduring market leadership and momentum trends. During the second half of the fiscal year, market leadership trends were short-lived, volatile, and quickly reversed course, causing some previous winners to sharply decline.

Although fewer in number, some stock positions did work well over the last 12 months. Positions in industries such as Consumer Electronics Retail, Biotechnology, Health Care Services, and Systems Software booked gains during the fiscal year ended 9/30/08. Historically, this Portfolio outperforms the broad market during periods of market strength, and underperforms during periods of market weakness.

Leuthold Undervalued & Unloved Fund
This Fund offers Value investors a long-term strategy, seeking to identify stocks that have low expectations built into the price, was launched on November 14, 2006, and has current assets of about $16 million. During the 12 months ending September 30, 2008, the Fund generated a total return loss of -18.23% compared to a -21.97% total return loss for the S&P 500.

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Since its launch, the Leuthold Undervalued & Unloved Fund has lost -9.06% on a total return basis. This is compared to the -9.14% total return loss on the Russell 3000 Value Index over the same period.

Although performance has fallen in line with our Value Index benchmarks, market conditions since the mid-November 2006 launch have led to growth stocks outperforming value stocks in the nearly two year period since the Fund was launched. Also, the Fund typically has heavier exposure to Financials stocks, an area of the market that has underperformed for much of the last two years.

Despite this, the portfolio had some solid performers. Certain Health Care stocks performed well, including positions in the Health Care Facilities and Health Care Distributors industries. Also, some positions in the Energy sector provided positive returns for the fiscal year ended 9/30/08. They include positions in the Oil & Gas Exploration and Production and the Oil & Gas Equipment & Services industries.

Unfortunately, these strong gains were offset by some notable decliners in the 12-month period ended September 30, 2008. These include positions in a diverse array of industries such as Homebuilders, Property & Casualty Insurance, and Technology Distributors. Historically, this strategy tends to have a big portfolio emphasis in the Financial sector; however, our exposure to this sector in the last fiscal year fell from 31% at the end of the last fiscal year to 24% currently. Our investments here were focused mainly on Insurance companies, many of which declined less than other Financials stocks.

The first half of the fiscal year was less than favorable for “value” stocks; however, we expect to see the Fund continue to outperform the broad stock market if conditions in the economy continue to deteriorate (perhaps, if only declining less than the broad market) as one of the key goals of this Fund is to identify stocks with low expectations, and therefore have less potential to disappoint investors when these expectations are not met.

Grizzly Short Fund
As noted earlier, one year ago we estimated that the coming 12-month period would become increasingly difficult for traditional 100% long-stock investment strategies and for the market indexes in general. As confirmed by recent cyclical lows in several broad market indexes, the environment for equities deteriorated in the 12 months ended 9/30/08 more than we anticipated. Needless to say, as a strategy designed to profit in down market conditions, this was a constructive period for the Grizzly Short Fund.

•	For the fiscal year ended 9/30/08, the actively managed Grizzly Short Fund turned in a total return gain of +53.43%.

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On a relative basis(1), the Grizzly Short Fund gain compares favorably to the -21.97% total return loss of the S&P 500 and the S&P Mid Cap index total return loss of -17.83%. We believe the Mid Cap index is a more realistic benchmark considering the characteristics of the Grizzly Short Fund.

1For a practical relative assessment of Grizzly Short Fund performance, one should compare the Fund’s performance to the inverse of traditional long-stock index results. For example, if the S&P 500 gains 5%, investors employing an S&P 500 index short would expect to lose about 5%. If the Grizzly Short Fund loses 3% over the same time frame, this would be considered relatively value-added for a short-selling strategy, since it is a smaller loss than the loss incurred by the index short. If the Grizzly Short Fund loses more than an index gains, it is not value-added over an index short.

Please keep in mind that the Grizzly Short Fund has extremely high turnover, and sector concentrations and industry group exposure can fluctuate from day to day. The individual stock positions are similarly weighted across the portfolio, and there are limitations on how much of the portfolio can be concentrated within a particular sector or sub-industry group therein.

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Those features, combined with the Fund’s quantitative methodology, make it unrealistic to attribute specific performance dynamics to isolated short positions. Sector concentrations and stock market themes are more practical portfolio characteristics to use when reviewing Grizzly Short Fund performance drivers.

The Grizzly Short Fund’s positive performance for the 12 months ended 9/30/08 is the expected consequence of having a 100% short portfolio while the stock market, in general, was declining. While a declining stock market environment is the fundamental basis behind the significant net gains from the Grizzly Short Fund for the year ended 9/30/08, the following concentrations and themes were among the most significant contributors to performance over the last year.

The Grizzly Short Fund’s three heaviest portfolio sector weights boosted performance throughout the last 12 months (period ended 9/30/08). These included stocks from the Financials, Consumer Discretionary, and  InformationTechnology sectors.

Specifically, Financial stocks related to Thrifts & Mortgage Finance, Investment Banking & Brokerage, and MultiLine Insurance industries were big contributors to net gains in the Grizzly Short Fund during the 12-month period ended 9/30/08. As for the Consumer Discretionary sector, the portfolio benefited from heavier exposure to Hotels, Resorts, and Cruise Lines, Casinos & Gaming, Automobile Manufacturers, and Airlines. Information Technology sector short positions in Semiconductors, and Communications Equipment were big contributors to the Fund’s positive performance for the year.

At the sector level, the Grizzly Short Fund had portfolio losses in industries that were less unified around sector themes. Health Care Equipment, Coal & Consumable Fuels, Construction & Engineering, and Systems Software represent specific industries among the top performance detractors for the Grizzly Short Fund in the 12-month period ended September 30, 2008.

Additional Comments Related to the Grizzly Short Fund
Our most recent assessment of our broad market composite leaves us “bullish” in our outlook for the stock market going forward. If the stock market does strengthen in coming quarters, we would expect this short-selling strategy to underperform.

Investors who are not experienced in short-selling and adjusting market risk should consider the Leuthold Asset Allocation Fund. The Leuthold Asset Allocation Fund is the successor to the Leuthold Core Investment Fund and has the flexibility to overlay the short-selling strategy of the Grizzly Short Fund as a hedge against stock market declines when the Advisor views the stock market as overvalued and vulnerable to a downside correction.

The Fund’s year-by-year results are volatile, and while the advantage for employing a short-selling strategy during down-market years is evident, we cannot stress enough the importance of being aware of the extreme down-side risk of short-selling in rising market conditions, therefore you should expect to lose money during rising market conditions.

IN CLOSING

Looking ahead to the next twelve months, we believe the U.S. stock market is at or near its ultimate low for this cycle. From a risk/reward perspective, our evaluation of the list of stock market positives versus negatives suggests that much, if not all, of the downside risk in the U.S. and global economies has now been discounted into stock prices. As a forward looking mechanism, the stock market will rebound well ahead of any perceptible improvement in the global economy. For investors with longer term time horizons, the declines we have seen so far have resulted in stock market valuations that are the cheapest they have been in over two decades.

Nevertheless, it is our disciplines, not our gut feelings, which will determine the course of our investment strategies over the coming twelve months. While no market cycle will exactly mimic the progression of a prior cycle, it is important to recognize that financial history can serve as a vast early-warning system. In addition, our quantitative disciplines are the guiding principles for our investment strategies, designed to remove emotions, severely restrict judgments, and diminish the potential for personal bias to come into play with portfolio decisions. We believe that adherence to these disciplines allows us to identify opportunities and attempt to protect assets in both up and down market cycles.

Our firm is majority employee-owned and has a high level of employee investment in our funds. As we’ve noted in the past, although Leuthold’s name is on the door, please keep in mind that all our strategies are team-managed, often-times by the same professionals since each Fund’s inception. In most cases, the same investment professionals are responsible for the research behind the development of the Fund concepts and sit on our Investment Strategy Committee. This structure allows for an improved flow of insight and opinion from a mixture of backgrounds and experience. While our team approach eliminates the risks associated with a  “one man show,” it also serves as a function of checks-and-balances for ensuring adherence to the investment disciplines. Portfolio decisions must always align with the methodologies.

We thank you for your continued support.

Sincerely,

Steve Leuthold	Andy Engel, CFA	James Floyd, CFA
Portfolio Team Leader	Co-Portfolio Manager	Co-Portfolio Manager

Chuck Zender	Matt Paschke, CFA	Eric Bjorgen, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

Doug Ramsey, CFA, CMT
Co-Portfolio Manager

The Leuthold Funds

Expense Example – September 30, 2008 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (April 1, 2008 – September 30, 2008).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Funds charge no sales load (the Core Investment Fund, Asset Allocation Fund, Undervalued & Unloved Fund, and Global Fund charge a 2% redemption fee for redemptions made within five business days after a purchase), you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. To the extent that the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary by fund. These expenses are not included in the example below. The example includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense, and extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Leuthold Funds
Expense Example Tables (Unaudited)
Leuthold Core Investment Fund - Retail Class

	Beginning	Ending	Expenses Paid
	AccountValue	AccountValue	During Period*
	April 1, 2008	September 30, 2008	April 1, 2008 - September 30, 2008
Actual**	$1,000.00	$859.10	$5.28
Hypothetical (5% return
before expenses)***	1,000.00	1,019.35	5.70

*	Expenses are equal to the Fund’s annualized expense ratio of 1.13%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $5.13 and the Fund’s annualized expense ratio would be 1.10%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $5.54 and the Fund’s annualized expense ratio would be 1.10%.

Leuthold Core Investment Fund - Institutional Class

	Beginning	Ending	Expenses Paid
	AccountValue	AccountValue	During Period*
	April 1, 2008	September 30, 2008	April 1, 2008 - September 30, 2008
Actual**	$1,000.00	$869.40	$4.81
Hypothetical (5% return
before expenses)***	1,000.00	1,019.85	5.20

*	Expenses are equal to the Fund’s annualized expense ratio of 1.03%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $4.66 and the Fund’s annualized expense ratio would be 1.00%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $5.04 and the Fund’s annualized expense ratio would be 1.00%.

Leuthold Select Industries Fund

	Beginning	Ending	Expenses Paid
	AccountValue	AccountValue	During Period*
	April 1, 2008	September 30, 2008	April 1, 2008 - September 30, 2008
Actual	$1,000.00	$882.30	$6.12
Hypothetical (5% return
before expenses)	1,000.00	1,018.50	6.57

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

The Leuthold Funds

Expense Example Tables (Unaudited)
Grizzly Short Fund

	Beginning	Ending	Expenses Paid
	AccountValue	AccountValue	During Period*
	April 1, 2008	September 30, 2008	April 1, 2008 - September 30, 2008
Actual**	$1,000.00	$1,178.50	$17.18
Hypothetical (5% return
before expenses)***	1,000.00	1,009.23	15.85

*	Expenses are equal to the Fund’s annualized expense ratio of 3.16%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $8.23 and the Fund’s annualized expense ratio would be 1.51%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $7.62 and the Fund’s annualized expense ratio would be 1.51%.

Leuthold Asset Allocation Fund - Retail Class

	Beginning	Ending	Expenses Paid
	AccountValue	AccountValue	During Period*
	April 1, 2008	September 30, 2008	April 1, 2008 - September 30, 2008
Actual**	$1,000.00	$863.50	$5.91
Hypothetical (5% return
before expenses)***	1,000.00	1,018.66	6.40

*	Expenses are equal to the Fund’s annualized expense ratio of 1.27%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $5.77 and the Fund’s annualized expense ratio would be 1.24%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $6.25 and the Fund’s annualized expense ratio would be 1.24%.

Leuthold Asset Allocation Fund - Institutional Class

	Beginning	Ending	Expenses Paid
	AccountValue	AccountValue	During Period*
	April 1, 2008	September 30, 2008	April 1, 2008 - September 30, 2008
Actual**	$1,000.00	$863.50	$5.41
Hypothetical (5% return
before expenses)***	1,000.00	1,019.19	5.87

*	Expenses are equal to the Fund’s annualized expense ratio of 1.16%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $5.28 and the Fund’s annualized expense ratio would be 1.13%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $5.72 and the Fund’s annualized expense ratio would be 1.13%.

The Leuthold Funds

Expense Example Tables (Unaudited)
Leuthold Select Equities Fund

	Beginning	Ending	Expenses Paid
	AccountValue	AccountValue	During Period*
	April 1, 2008	September 30, 2008	April 1, 2008 - September 30, 2008
Actual	$1,000.00	$815.70	$8.02
Hypothetical (5% return before expenses)	1,000.00	1,016.17	8.91

*	Expenses are equal to the Fund’s annualized expense ratio of 1.77%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

Leuthold Undervalued & Unloved Fund

	Beginning	Ending	Expenses Paid
	AccountValue	AccountValue	During Period*
	April 1, 2008	September 30, 2008	April 1, 2008 - September 30, 2008
Actual	$1,000.00	$902.00	$7.13
Hypothetical (5% return before expenses)	1,000.00	1,017.50	7.57

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

Leuthold Global Fund - Retail Class

	Beginning	Ending	Expenses Paid
	AccountValue	AccountValue	During Period*
	July 1, 2008**	September 30, 2008	July 1, 2008 - September 30, 2008
Actual	$1,000.00	$859.60	$4.28
Hypothetical (5% return before expenses)	1,000.00	1,007.97	4.62

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
**	Inception date of the Fund.

Leuthold Global Fund - Institutional Class

	Beginning	Ending	Expenses Paid
	AccountValue	AccountValue	During Period*
	May 1, 2008**	September 30, 2008	April 30, 2008** - September 30, 2008
Actual***	$1,000.00	$851.00	$6.23
Hypothetical (5% return before expenses)***	1,000.00	1,014.17	6.78

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
**	Inception date of the Fund.
***	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $6.19 and the Fund’s annualized expense ratio would be 1.60%.
****	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $6.74 and the Fund’s annualized expense ratio would be 1.60%.

The Leuthold Funds
(Unaudited)

Leuthold Core Investment Fund
Allocation of Portfolio Holdings • September 30, 2008*

Leuthold Select Industries Fund
Allocation of Portfolio Holdings • September 30, 2008*

Grizzly Short Fund
Allocation of Portfolio Holdings • September 30, 2008*

* Excludes short-term investments

The Leuthold Funds
(Unaudited)

Leuthold Asset Allocation Fund
Allocation of Portfolio Holdings • September 30, 2008*

Leuthold Select Equities Fund
Allocation of Portfolio Holdings • September 30, 2008*

* Excludes short-term investments

The Leuthold Funds
(Unaudited)

Leuthold Undervalued & Unloved Fund
Allocation of Portfolio Holdings • September 30, 2008*

Leuthold Global Fund
Allocation of Portfolio Holdings • September 30, 2008*

* Excludes short-term investments

The Leuthold Funds

		MarketValue
Leuthold Core Investment Fund (Unaudited)
Components of Portfolio Holdings*
Brazilian Bonds		$72,179,305
Emerging Country Investments		123,861,323
Equity ETFs		78,459,783
HighYield Bonds		58,132,749
Australian Treasuries		144,736,254
U.S.Traded Equity Securities		681,728,533
	Total:	$1,159,097,947

Leuthold Select Industries Fund (Unaudited)
Components of Portfolio Holdings*
Energy		$7,850,649
Consumer Staples		3,624,089
Financials		737,564
Health Care		14,490,797
Industrials		4,165,897
Information Technology		6,458,851
Materials		341,729
Consumer Discretionary		2,580,213
Index Funds		1,100,732
	Total:	$41,350,521

Grizzly Short Fund (Unaudited)
Components of Portfolio Holdings*
Short Securities:
Consumer Discretionary		$35,720,676
Consumer Staples		5,870,740
Financials		15,571,482
Health Care		10,649,168
Industrials		8,089,131
Information Technology		16,426,203
Materials		7,435,918
Telecommunication Services		9,602,711
Utilities		5,228,319
	Total:	$114,594,348

* Excludes short-term investments

The Leuthold Funds

		MarketValue
LeutholdAssetAllocation Fund (Unaudited)
Components of Portfolio Holdings*
Brazilian Bonds		$99,166,285
Emerging Country Investments		154,097,844
Equity ETFs		91,197,845
HighYield Bonds		77,240,731
Australian Treasuries		180,560,659
U.S.Traded Equity Securities		941,967,426
	Total:	$1,544,230,790

Leuthold Select Equities Fund (Unaudited)
Components of Portfolio Holdings*
Consumer Discretionary		$3,296,897
Consumer Staples		1,017,907
Energy		2,713,665
Health Care		5,776,594
Industrials		2,937,746
Information Technology		1,798,826
Materials		1,945,882
Telecommunication Services		1,141,407
Financials		464,871
	Total:	$21,093,795

Leuthold Undervalued & Unloved Fund (Unaudited)
Components of Portfolio Holdings*
Consumer Discretionary		$2,052,616
Consumer Staples		1,631,551
Energy		2,185,798
Financials		5,561,466
Health Care		3,061,512
Industrials		1,576,302
Information Technology		1,219,488
Materials		1,194,883
Utilities		1,645,363
	Total:	$20,128,979

* Excludes short-term investments

The Leuthold Funds

		MarketValue
Leuthold Global Fund (Unaudited)
Components of Portfolio Holdings*
U.S. Traded Equities		$16,343,642
Non-U.S. Traded Equities		29,093,000
Foreign Short-Term Government Bonds		13,108,327
	Total:	$58,544,969

* Excludes short-term investments

The Leuthold Funds

Leuthold Core Investment Fund - Retail Class

Average Annual Rate of Return For Periods Ended
September 30, 2008

	1 Year	3 Year	5 Year	10 Year
Leuthold Core Investment Fund-Retail Class	(11.48%)	5.48%	10.00%	9.38%
Lipper Flexible Fund Index	(15.68%)	2.10%	5.83%	3.89%
S&P 500 Index	(21.97%)	0.22%	5.17%	3.06%

The Lipper Flexible Fund Index is composed of funds that allocate investments across various asset classes with a focus on total return, as defined by Lipper.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 9/30/98. Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds

Leuthold Core Investment Fund - Institutional Class

Average Annual Rate of Return For Periods Ended
September 30, 2008

	1Year	3 Year	5 Year	Since Inception
Leuthold Core Investment Fund -
Institutional Class	(11.46%)	n/a	n/a	3.80%
Lipper Flexible Fund Index	(15.68%)	2.10%	5.83%	0.43%
S&P 500 Index	(21.97%)	0.22%	5.17%	(1.50%)

The Lipper Flexible Fund Index is composed of funds that allocate investments across various asset classes with a focus on total return, as defined by Lipper.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $1,000,000 made on 1/31/06 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds

Leuthold Select Industries Fund

Average Annual Rate of Return For Periods Ended
September 30, 2008

	1 Year	3 Year	5 Year	Since Inception
Leuthold Select Industries Fund	(18.90%)	4.67%	12.12%	7.66%
Russell 2000 Index	(14.48%)	1.86%	8.20%	4.59%
S&P 500 Index	(21.97%)	0.22%	5.17%	(1.19%)

The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 8% of the Russell 3000 total market capitalization.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 6/19/00 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds

Grizzly Short Fund

Average Annual Rate of Return For Periods Ended
September 30, 2008

	1 Year	3 Year	5 Year	Since Inception
Grizzly Short Fund	53.43%	7.89%	(0.88%)	3.52%
Russell 2000 Index	(14.48%)	1.86%	8.20%	4.59%
S&P 500 Index	(21.97%)	0.22%	5.17%	(1.19%)

The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 8% of the Russell 3000 total market capitalization.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 6/19/00 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds

Leuthold Asset Allocation Fund - Retail Class

Average Annual Rate of Return For Periods Ended
September 30, 2008

	1 Year	3 Year	5 Year	Since Inception
Leuthold Asset Allocation Fund - Retail Class	(14.45%)	n/a	n/a	(0.24%)
Lipper Flexible Fund Index	(15.68%)	2.10%	5.83%	0.86%
S&P 500 Index	(21.97%)	0.22%	5.17%	(1.25%)

The Lipper Flexible Fund Index is composed of funds that allocate investments across various asset classes with a focus on total return, as defined by Lipper.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 5/24/06 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds

Leuthold Asset Allocation Fund - Institutional Class

Average Annual Rate of Return For Periods Ended
September 30, 2008

	1 Year	3 Year	5 Year	Since Inception
Leuthold Asset Allocation Fund –
Institutional Class	(14.42%)	n/a	n/a	(3.59%)
Lipper Flexible Fund Index	(15.68%)	2.10%	5.83%	(5.20%)
S&P 500 Index	(21.97%)	0.22%	5.17%	(10.02%)

The Lipper Flexible Fund Index is composed of funds that allocate investments across various asset classes with a focus on total return, as defined by Lipper.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $1,000,000 made on 1/31/07 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds

Leuthold Select Equities Fund

Average Annual Rate of Return For Periods Ended
September 30, 2008

	1 Year	3 Year	5 Year	Since Inception
Leuthold Select Equities Fund	(27.98%)	n/a	n/a	(4.99%)
Russell 2000 Index	(14.48%)	1.86%	8.20%	(0.63%)
S&P 500 Index	(21.97%)	0.22%	5.17%	(1.25%)

The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 8% of the Russell 3000 total market capitalization.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 5/24/06 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds

Leuthold Undervalued & Unloved Fund

Average Annual Rate of Return For Periods Ended
September 30, 2008

	1 Year	3 Year	5 Year	Since Inception
Leuthold Undervalued & Unloved Fund	(18.23%)	n/a	n/a	(9.06%)
Russell 3000 Value Index	(22.66%)	0.07%	7.18%	(9.14%)
S&P 500 Index	(21.97%)	0.22%	5.17%	(7.20%)

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 11/14/06 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds

Leuthold Global Fund - Retail Class

Average Annual Rate of Return For Periods Ended
September 30, 2008

	1 Year	3 Year	5 Year	Since Inception
Leuthold Global Fund - Retail Class	n/a	n/a	n/a	(14.04%)
MSCI All Country World Index	(26.47%)	1.79%	8.53%	(15.85%)
S&P 500 Index	(21.97%)	0.22%	5.17%	(8.74%)

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of June 2007, the MSCI ACWI consisted of 48 country indices comprising 23 developed and 25 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indices included are:Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordon, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 7/1/08 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds

Leuthold Global Fund - Institutional Class

Average Annual Rate of Return For Periods Ended
September 30, 2008

	1Year	3Year	5Year	Since Inception
Leuthold Global Fund - Institutional Class	n/a	n/a	n/a	(14.90%)
MSCI All Country World Index	(26.47%)	1.79%	8.53%	(22.05%)
S&P 500 Index	(21.97%)	0.22%	5.17%	(15.00%)

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of June 2007, the MSCI ACWI consisted of 48 country indices comprising 23 developed and 25 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indices included are:Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordon, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $1,000,000 made on 4/30/08 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds

Statements of Assets and Liabilities
September 30, 2008

	Leuthold	Leuthold		Leuthold	Leuthold	Leuthold
	Core	Select		Asset	Select	Undervalued
	Investment	Industries	Grizzly	Allocation	Equities	& Unloved	Leuthold
	Fund	Fund	Short Fund	Fund	Fund	Fund	Global Fund
ASSETS:
Investments, at value
(cost $1,446,205,777,
$42,727,413, $104,919,848,
$2,076,848,952, $24,747,372,
$21,433,906, and $80,812,996,
respectively)	$1,415,609,339	$42,803,676	$104,948,148	$1,885,222,635	$21,323,415	$20,631,876	$72,877,144
Cash	––	––	––	23,273	367	659	2,719
Foreign currency	––	––	––	––	––	––	19,240
Receivable for fund shares sold	376,055	922	18,761,007	7,535,264	53,596	870	170,624
Receivable for investments sold	368,769,599	9,012,668	37,535,526	22,180,215	1,038,911	––	––
Deposit for short sales	1,429,007	––	––	1,017,502	––	––	765,080
Collateral at broker for
securities sold short	––	––	126,221,730	––	––	––	––
Interest receivable	4,257,404	2,627	56,968	6,573,734	1,415	2,596	321,588
Dividends receivable	318,612	10,807	––	3,261,860	47,195	80,977	100,969
Other assets	3,309,345	14,679	257,054	205,723	20,590	14,969	29,675
Total Assets	1,794,069,361	51,845,379	287,780,433	1,926,020,206	22,485,489	20,731,947	74,287,039

LIABILITIES:
Securities sold short, at market
value (proceeds $0, $0,
$139,380,967, $0, $0, $0, and $0,
respectively)	––	––	126,851,525	––	––	––	––
Payable for investments
purchased	366,505,616	9,059,688	––	26,485,869	1,246,248	––	2,962,695
Payable for short sales	––	––	23,240,444	––	––	––	––
Payable for fund shares redeemed	4,110,205	68,333	1,573,091	7,354,532	212,577	499,851	216,203
Payable to Adviser	1,123,383	38,622	126,661	1,459,021	19,290	1,309	69,434
Payable to Custodian	76,397	5,190	2,091	94,449	1,102	728	5,494
Dividends payable	––	––	126,588	146	––	––	––
Accrued expenses and
other liabilities	688,196	41,167	121,208	932,737	34,231	28,689	46,515
Total Liabilities	372,503,797	9,213,000	152,041,608	36,326,754	1,513,448	530,577	3,300,341
NET ASSETS	$1,421,565,564	$42,632,379	$135,738,825	$1,889,693,452	$20,972,041	$20,201,370	$70,986,698

See notes to the financial statements.

The Leuthold Funds

Statements of Assets and Liabilities (continued)
September 30, 2008

	Leuthold	Leuthold		Leuthold		Leuthold	Leuthold
	Core	Select		Asset		Select	Undervalued
	Investment	Industries	Grizzly	Allocation		Equities	& Unloved	Leuthold
	Fund	Fund	Short Fund	Fund		Fund	Fund	Global Fund
NET ASSETS CONSIST OF:
Capital stock	$1,461,732,057	$43,559,360	$129,685,970	$2,201,821,080		$26,989,676	$24,414,956	$79,409,831
Accumulated net investment
income/(loss)	(8,439,639)	––	302,899	246,602		––	62,181	302,019
Accumulated net realized
gain/(loss) on investments	(97,792)	(1,003,244)	(6,808,160)	(119,992,144)		(2,593,681)	(3,473,737)	(757,097)
Net unrealized appreciation/
(depreciation) on investments
and short positions	(31,629,062)	76,263	12,558,116	(192,382,086)		(3,423,954)	(802,030)	(7,968,055)
Total Net Assets	$1,421,565,564	$42,632,379	$135,738,825	$1,889,693,452		$20,972,041	$20,201,370	$70,986,698

Retail Class Shares
Net assets	$1,103,832,039	$42,632,379	$135,738,825	$1,205,840,473		$20,972,041	$20,201,370	$19,940,804
Shares outstanding
(1,000,000,000 shares of
$.0001 par value authorized)	72,610,263	3,271,359	18,544,358	127,658,893		2,430,100	2,472,613	2,344,322
Net Asset Value, Redemption
Price and Offering Price
Per Share	$15.20 *	$13.03	$7.32	$9.45	*	$8.63	$8.17 *	$8.51	*

Institutional Class Shares
Net assets	$317,733,525	n/a	n/a	$683,852,979		n/a	n/a	$51,045,894
Shares outstanding
(1,000,000,000 shares of
$.0001 par value authorized)	20,921,789	n/a	n/a	72,362,594		n/a	n/a	5,996,610
Net Asset Value, Redemption
Price and Offering Price
Per Share	$15.19 *	n/a	n/a	$9.45	*	n/a	n/a	$8.51	*

* Redemption price may differ from NAV if redemption fee is applied.

See notes to the financial statements.

The Leuthold Funds

Statements of Operations
For the Year Ended September 30, 2008

	Leuthold	Leuthold		Leuthold	Leuthold	Leuthold
	Core	Select		Asset	Select	Undervalued
	Investment	Industries	Grizzly	Allocation	Equities	& Unloved	Leuthold
	Fund	Fund	Short Fund	Fund	Fund	Fund	Global Fund*
INVESTMENT INCOME:
Dividend income (net of
foreign taxes withheld
of $312,216, $25,244, $0,
$872,139, $32,510, $13,725,
and $20,641, respectively)	$14,177,652	$18,502	$4,546,028	$21,382,784	$338,818	$481,918	$249,033
Interest income	33,760,110	692,404	––	28,472,463	26,694	20,298	274,630
Total investment income	47,937,762	710,906	4,546,028	49,855,247	365,512	502,216	523,663

EXPENSES:
Investment advisory fee (Note 3)	15,504,710	598,641	1,088,140	13,480,178	228,620	120,075	170,836
Administration fee	746,350	25,772	36,018	654,238	10,665	7,305	2,707
Transfer agent fees and expenses	230,562	13,473	8,136	1,368,479	27,835	18,319	2,692
Legal fees	66,920	2,193	1,839	46,728	564	552	765
Audit fees	69,250	22,239	33,832	41,122	15,990	15,003	18,496
Fund accounting fees and expenses	212,846	9,906	13,760	191,583	4,810	4,127	5,167
Custody fees	116,868	7,884	2,338	135,230	1,992	1,014	5,494
Shareholder servicing fees
and expenses	1,441,829	59,864	87,051	––	––	––	––
Federal and state registration	50,112	22,272	26,374	187,363	21,671	26,924	11,000
Reports to shareholders	193,500	8,466	7,659	197,697	4,824	3,409	1,066
Directors’ fees and expenses	67,200	2,260	2,736	64,458	852	597	289
Distribution (Rule 12b-1) fees	––	––	––	1,409,928	38,593	18,643	9,116
Other	77,940	3,033	3,210	29,058	639	366	35

Total expenses before dividends
and interest on short positions	18,778,087	776,003	1,311,093	17,806,062	357,055	216,334	227,663
Dividends and interest on
short positions	2,937,372	––	1,482,700	1,712,675	––	––	1,261
Recoupment by Adviser	––	––	––	––	55,391	23,811	––
Total expenses	21,715,459	776,003	2,793,793	19,518,737	412,446	240,145	228,924
NET INVESTMENT
INCOME/(LOSS)	$26,222,303	$(65,097)	$1,752,235	$30,336,510	$(46,934)	$262,071	$294,739

* Commencement of operations April 30, 2008.

See notes to the financial statements.

The Leuthold Funds

Statements of Operations (continued)
For the Year Ended September 30, 2008

	Leuthold	Leuthold		Leuthold	Leuthold	Leuthold
	Core	Select		Asset	Select	Undervalued
	Investment	Industries	Grizzly	Allocation	Equities	& Unloved	Leuthold
	Fund	Fund	Short Fund	Fund	Fund	Fund	Global Fund *
REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
AND SHORT POSITIONS:
Net realized gain (loss) on:
Investments	$(48,634,994)	$(312,241)	$––	$(133,066,980)	$(2,316,853)	$(3,202,740)	$(720,445)
Investment companies	5,187,133	––	––	(6,025,624)	––	––	––
Short positions	86,478,365	––	26,540,090	29,865,342	––	––	(36,652)
Net unrealized appreciation
(depreciation) during the year on:
Investments	(178,154,282)	(10,959,576)	––	(173,226,476)	(5,570,609)	(663,370)	(7,968,055)
Investment companies	(63,026,477)	––	––	(63,024,365)	––	––	––
Short positions	(14,887,085)	––	7,863,014	(4,475,970)	––	––	––
Net realized and unrealized
gain (loss) on investments
and short positions	(213,037,340)	(11,271,817)	34,403,104	(349,954,073)	(7,887,462)	(3,866,110)	(8,725,152)
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS	$(186,815,037)	$(11,336,914)	$36,155,339	$(319,617,563)	$(7,934,396)	$(3,604,039)	$(8,430,413)

* Commencement of operations April 30, 2008.

See notes to the financial statements.

The Leuthold Funds

Leuthold Core Investment Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2008	September 30, 2007
OPERATIONS:
Net investment income	$26,222,303	$33,342,028
Net realized gain on investments	43,030,504	289,561,812
Net unrealized appreciation (depreciation) on investments	(256,067,844)	46,683,196
Net increase (decrease) in net assets from operations	(186,815,037)	369,587,036
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Retail Class	(24,561,176)	(29,340,504)
From net investment income - Institutional Class	(5,258,958)	(3,601,449)
From net realized gains - Retail Class	(275,904,309)	(7,028,690)
From net realized gains - Institutional Class	(36,566,524)	(734,010)
Total distributions	(342,290,967)	(40,704,653)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	37,688,616	25,242,774
Proceeds from shares sold - Institutional Class	189,707,114	35,218,929
Proceeds from shares issued to holders in
reinvestment of dividends - Retail Class	281,231,258	33,727,705
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	37,407,711	3,704,576
Cost of shares redeemed - Retail Class *	(347,390,772)	(271,005,027)
Cost of shares redeemed - Institutional Class *	(26,246,114)	(7,008,448)
Net increase (decrease) in net assets from
capital share transactions	172,397,813	(180,119,491)
TOTAL INCREASE (DECREASE) IN NET ASSETS:	(356,708,191)	148,762,892
NET ASSETS
Beginning of year	1,778,273,755	1,629,510,863
End of year (including accumulated net investment
income (loss) of $(30,540) and $3,509,138, respectively)	$1,421,565,564	$1,778,273,755

CHANGES IN SHARES OUTSTANDING:
Shares sold -Retail Class	2,072,186	1,304,653
Shares sold - Institutional Class	10,757,454	1,831,770
Shares issued to holders in reinvestment of dividends -
Retail Class	15,847,093	1,731,782
Shares issued to holders in reinvestment of dividends -
Institutional Class	2,113,272	189,353
Shares redeemed - Retail Class	(19,654,181)	(14,149,110)
Shares redeemed - Institutional Class	(1,559,334)	(360,822)
Net increase (decrease) in shares outstanding	9,576,490	(9,452,374)

* Net of redemption fees of (Retail Class):	$450	$2,926
* Net of redemption fees of (Institutional Class):	$––	$––

See notes to the financial statements.

The Leuthold Funds

Leuthold Select Industries Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2008	September 30, 2007
OPERATIONS:
Net investment income (loss)	$(65,097)	$455,319
Net realized gain (loss) on investments	(312,241)	19,112,434
Net unrealized appreciation (depreciation)
on investments	(10,959,576)	258,722
Net increase (decrease) in net assets from operations	(11,336,914)	19,826,475
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(269,187)	(520,162)
From net realized gains	(18,664,389)	(1,276,159)
Return of capital	(90,474)	––
Total distributions	(19,024,050)	(1,796,321)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,369,208	1,157,656
Proceeds from shares issued to holders in
reinvestment of dividends	17,711,137	1,691,939
Cost of shares redeemed*	(22,107,007)	(23,129,869)
Net decrease in net assets from capital
share transactions	(1,026,662)	(20,280,274)
TOTAL DECREASE IN NET ASSETS:	(31,387,626)	(2,250,120)
NET ASSETS
Beginning of year	74,020,005	76,270,125
End of year (including accumulated net investment
income (loss) of $(89,387) and $269,188, respectively)	$42,632,379	$74,020,005

CHANGES IN SHARES OUTSTANDING:
Shares sold	216,605	59,643
Shares issued to holders in reinvestment of dividends	1,122,989	91,297
Shares redeemed	(1,441,428)	(1,199,123)
Net decrease in shares outstanding	(101,834)	(1,048,183)

* Net of redemption fees of:	$115	$––

See notes to the financial statements.

The Leuthold Funds
Grizzly Short Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2008	September 30, 2007
OPERATIONS:
Net investment income	$1,752,235	$2,987,664
Net realized gain (loss) on short positions	26,540,090	(7,958,996)
Net unrealized appreciation
on short positions during the period	7,863,014	5,128,303
Net increase in net assets from operations	36,155,339	156,971
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,744,732)	(2,948,289)
Total distributions	(1,744,732)	(2,948,289)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	278,539,437	92,639,911
Proceeds from shares issued to holders in
reinvestment of dividends	1,628,624	2,304,073
Cost of shares redeemed*	(255,504,344)	(64,211,158)
Net increase in net assets from capital
share transactions	24,663,717	30,732,826
TOTAL INCREASE IN NET ASSETS:	59,074,324	27,941,508
NET ASSETS
Beginning of period	76,664,501	48,722,993
End of period (including accumulated net investment
income of $150,269 and $142,526, respectively)	$135,738,825	$76,664,501

CHANGES IN SHARES OUTSTANDING:
Shares sold	45,079,710	19,316,350
Shares issued to holders in reinvestment of dividends	294,190	467,995
Shares redeemed	(42,555,567)	(12,626,191)
Net increase in shares outstanding	2,818,333	7,158,154

* Net of redemption fees of:	$2,725	$––

See notes to the financial statements.

The Leuthold Funds
LeutholdAssetAllocation Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2008	September 30, 2007
OPERATIONS:
Net investment income	$30,336,510	$7,733,116
Net realized gain (loss) on investments	(109,227,262)	3,748,760
Net unrealized appreciation (depreciation)
on investments during the period	(240,726,811)	47,348,020
Net increase (decrease) in net assets from operations	(319,617,563)	58,829,896
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Retail Class	(20,723,495)	(6,040,593)
From net investment income - Institutional Class	(9,583,963)	(1,613,340)
From net realized gains - Retail Class	(10,125,274)	––
From net realized gains - Institutional Class	(3,393,060)	––
Total distributions	(43,825,792)	(7,653,933)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	1,239,966,127	595,154,917
Proceeds from shares sold - Institutional Class	694,899,192	237,369,076
Proceeds from shares issued to holders in
reinvestment of dividends - Retail Class	28,897,396	5,657,844
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	12,656,332	1,599,168
Cost of shares redeemed - Retail Class *	(389,550,407)	(154,169,902)
Cost of shares redeemed - Institutional Class *	(89,962,658)	(58,129,271)
Net increase in net assets from capital
share transactions	1,496,905,982	627,481,832
TOTAL INCREASE IN NET ASSETS:	1,133,462,627	678,657,795
NET ASSETS
Beginning of period	756,230,825	77,573,030
End of period (including accumulated net investment
income of $461,359 and $370,855, respectively)	$1,889,693,452	$756,230,825

CHANGES IN SHARES OUTSTANDING:
Shares sold -Retail Class	111,669,575	55,413,064
Shares sold - Institutional Class	63,162,113	21,754,868
Shares issued to holders in reinvestment of dividends - Retail Class	2,658,110	514,877
Shares issued to holders in reinvestment of dividends -Institutional Class	1,176,132	142,673
Shares redeemed - Retail Class	(36,209,058)	(14,360,903)
Shares redeemed - Institutional Class	(8,570,073)	(5,303,119)
Net increase in shares outstanding	133,886,799	58,161,460

* Net of redemption fees of (Retail Class):	$35,649	$3,914
* Net of redemption fees of (Institutional Class):	$17,536	$71

See notes to the financial statements.

The Leuthold Funds
Leuthold Select Equities Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2008	September 30, 2007
OPERATIONS:
Net investment loss	$(46,934)	$(55,900)
Net realized gain (loss) on investments	(2,316,853)	408,949
Net unrealized appreciation (depreciation)
on investments during the period	(5,570,609)	2,157,447
Net increase (decrease) in net assets from operations	(7,934,396)	2,510,496
DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains	(478,489)	––
Return of capital	(35,682)	––
Total distributions	(514,171)	––
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	28,236,894	14,186,156
Proceeds from shares issued to holders in
reinvestment of dividends	511,182	––
Cost of shares redeemed	(15,770,191)	(3,535,644)
Net increase in net assets from capital
share transactions	12,977,885	10,650,512
TOTAL INCREASE IN NET ASSETS:	4,529,318	13,161,008
NET ASSETS
Beginning of period	16,442,723	3,281,715
End of period (including accumulated net investment
income of $46,934 and $0, respectively)	$20,972,041	$16,442,723

CHANGES IN SHARES OUTSTANDING:
Shares sold	2,490,900	1,313,814
Shares issued to holders in reinvestment of dividends	43,211	––
Shares redeemed	(1,440,013)	(336,389)
Net increase in shares outstanding	1,094,098	977,425

See notes to the financial statements.

The Leuthold Funds
Leuthold Undervalued & Unloved Fund
Statements of Changes in Net Assets

		Period from
		November 14, 2006(1)
	Year Ended	through
	September 30, 2008	September 30, 2007
OPERATIONS:
Net investment income	$262,071	$103,652
Net realized loss on investments	(3,202,740)	(270,997)
Net unrealized depreciation
on investments during the period	(663,370)	(138,660)
Net decrease in net assets from operations	(3,604,039)	(306,005)
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(199,951)	(103,591)
Total distributions	(199,951)	(103,591)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	19,074,505	14,177,994
Proceeds from shares issued to holders in
reinvestment of dividends	196,229	103,358
Cost of shares redeemed*	(6,690,744)	(2,446,386)
Net increase in net assets from capital
share transactions	12,579,990	11,834,966
TOTAL INCREASE IN NET ASSETS:	8,776,000	11,425,370
NET ASSETS
Beginning of period	11,425,370	––
End of period (including accumulated net investment
income of $62,181 and $61, respectively)	$20,201,370	$11,425,370

CHANGES IN SHARES OUTSTANDING:
Shares sold	2,033,820	1,354,074
Shares issued to holders in reinvestment of dividends	21,846	9,860
Shares redeemed	(711,593)	(235,394)
Net increase in shares outstanding	1,344,073	1,128,540

* Net of redemption fees of:	$116	$––
(1) Commencement of operations.

See notes to the financial statements.

The Leuthold Funds
Leuthold Global Fund
Statement of Changes in Net Assets

Period from
April 30, 2008(1)
through
September 30, 2008
OPERATIONS:
Net investment income	$294,739
Net realized loss on investments	(757,097)
Net unrealized depreciation
on investments during the period	(7,968,055)
Net decrease in net assets from operations	(8,430,413)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	23,526,181
Proceeds from shares sold - Institutional Class	60,192,751
Cost of shares redeemed - Retail Class *	(1,144,195)
Cost of shares redeemed - Institutional Class *	(3,157,626)
Net increase in net assets from capital
share transactions	79,417,111
TOTAL INCREASE IN NET ASSETS:	70,986,698
NET ASSETS
Beginning of period	––
End of period (including accumulated net investment
income of $294,739 )	$70,986,698

CHANGES IN SHARES OUTSTANDING:
Shares sold -Retail Class	2,472,257
Shares sold - Institutional Class	6,323,853
Shares redeemed - Retail Class	(127,936)
Shares redeemed - Institutional Class	(327,242)
Net increase in shares outstanding	8,340,932

* Net of redemption fees of (Retail Class):	$94
* Net of redemption fees of (Institutional Class):	$––
(1) Commencement of operations.

See notes to the financial statements.

The Leuthold Funds
Leuthold Core Investment Fund - Retail
Financial Highlights

	Years Ended September 30,
	2008	2007	2006	2005	2004
Per Share Data(1):
Net asset value, beginning of year	$21.18	$17.45	$17.50	$15.49	$13.39
Income from investment operations:
Net investment income (2)	0.26	0.39	0.43	0.09	––
Net realized and unrealized gains (losses)
on investments and short positions	(2.18)	3.81	0.68	2.65	2.15
Total from investment operations	(1.92)	4.20	1.11	2.74	2.15
Less distributions:
From net investment income	(0.31)	(0.38)	(0.42)	(0.09)	––
In excess of net investment income	––	––	––	––	(0.05)
From net realized gains	(3.75)	(0.09)	(0.74)	(0.64)	––
Total distributions	(4.06)	(0.47)	(1.16)	(0.73)	(0.05)
Net asset value, end of year	$15.20	$21.18	$17.45	$17.50	$15.49

Total return	(11.48%)	24.32%	6.64%	18.26%	16.03%

Supplemental data and ratios:
Net assets, end of year	$1,103,832,039	$1,574,861,576	$1,490,923,347	$1,112,947,051	$511,455,363
Ratio of expenses to average net assets:
Before expense reimbursement (3)	1.28%	1.15%	1.39%	1.74%	1.37%
After expense reimbursement (3)	1.28%	1.15%	1.39%	1.74%	1.37%
Ratio of net investment income (loss) to average net assets:

Before expense reimbursement (4)	1.51%	1.96%	2.51%	0.67%	(0.03)%
After expense reimbursement (4)	1.51%	1.96%	2.51%	0.67%	(0.03)%
Portfolio turnover rate (5)	238.34%	144.17%	86.40%	163.88%	132.96%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)
The ratio of expenses to average net assets includes dividends on short positions.  The before expense reimbursement and after expense reimbursement ratios excluding dividends on short positions were 1.11% and 1.11%, respectively, for the year ended September 30, 2008, 1.08% and 1.08%, respectively, for the year ended September 30, 2007, 1.08% and 1.08%, respectively, for the year ended September 30, 2006, 1.19% and 1.19%, respectively, for the year ended September 30, 2005, and 1.21% and 1.21%, respectively, for the year ended September 30, 2004.

(4)	The net investment income (loss) ratios include dividends on short positions.
(5)	The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

See notes to the financial statements.

The Leuthold Funds
Leuthold Core Investment Fund - Institutional
Financial Highlights

			Period from
	Year Ended	Year Ended	January 31, 2006(1)
	September 30,	September 30,	through
	2008	2007	September 30, 2006
Per Share Data(2):
Net asset value, beginning of period	$21.17	$17.43	$17.74
Income (loss) from investment operations:
Net investment income(3)	0.28	0.40	0.30
Net realized and unrealized gains (losses)
on investments and short positions	(2.19)	3.83	(0.27)
Total from investment operations	(1.91)	4.23	0.03
Less distributions:
From net investment income	(0.32)	(0.40)	(0.34)
From net realized gains	(3.75)	(0.09)	––
Total distributions	(4.07)	(0.49)	(0.34)
Net asset value, end of period	$15.19	$21.17	$17.43

Total return	(11.46)%	24.53%	0.17	% (4)
Supplemental data and ratios:
Net assets, end of period	$317,733,525	$203,412,179	$103,587,516
Ratio of expenses to average net assets:
Before expense reimbursement(5)	1.18%	1.05%	1.32%
After expense reimbursement(5)	1.18%	1.05%	1.32%
Ratio of net investment income to average net assets:
Before expense reimbursement (6)	1.61%	2.06%	2.83%
After expense reimbursement(6)	1.61%	2.06%	2.83%
Portfolio turnover rate(7)	238.34%	144.17%	86.40%

(1)	Commencement of share class operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Not annualized.
(5)
The ratio of expenses to average net assets includes dividends on short positions. The before expense reimbursement and after expense reimbursement ratios excluding dividends on short positions were 1.01% and 1.01%, respectively, for the year ended September 30, 2008, 0.98% and 0.98%, respectively, for the year ended September 30, 2007, and 0.99% and 0.99%, respectively, for the period ended September 30, 2006.

(6)	The net investment income ratios include dividends on short positions.
(7)	The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

See notes to the financial statements.

The Leuthold Funds
Leuthold Select Industries Fund
Financial Highlights

	Years Ended September 30,

	2008	2007	2006	2005	2004
Per Share Data(1):
Net asset value, beginning of year	$21.94	$17.25	$16.07	$12.26	$10.40
Income (loss) from investment operations:
Net investment income (loss) (2)	(0.04)	0.13	0.04	(0.02)	(0.13)
Net realized and unrealized gains
on investments	(3.15)	4.98	1.34	3.83	1.99
Total from investment operations	(3.19)	5.11	1.38	3.81	1.86
Less distributions:
From net investment income	(0.06)	(0.12)	(0.03)	––	––
From net realized gains	(5.63)	(0.30)	(0.17)	––	––
Return of capital	(0.03)	––	––	––	––
Total distributions	(5.72)	(0.42)	(0.20)	––	––
Net asset value, end of year	$13.03	$1.94	$17.25	$16.07	$12.26

Total return	(18.90)%	30.12%	8.67%	31.08%	17.88%
Supplemental data and ratios:
Net assets, end of year	$42,632,379	$74,020,005	$6,270,125	$31,197,482	$20,776,181
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	1.30%	1.29%	1.30%	1.56%	1.63%
After expense reimbursement or recovery	1.30%	1.29%	1.32%	1.60%	1.72%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement or recovery	(0.11)%	0.61%	0.26%	(0.16)%	(0.94)%
After expense reimbursement or recovery	(0.11)%	0.61%	0.24%	(0.20)%	(1.03)%
Portfolio turnover rate	139.89%	132.08%	179.88%	156.11%	165.86%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

See notes to the financial statements.

The Leuthold Funds
Grizzly Short Fund
Financial Highlights

	Years Ended September 30,

	2008	2007	2006	2005	2004
Per Share Data(1):
Net asset value, beginning of year	$4.88	$5.69	$6.72	$7.56	$8.93
Income (loss) from investment operations:
Net investment income (loss) (2)	0.12	0.31	0.36	0.08	(0.14)
Net realized and unrealized
gains (losses) on short positions	2.44	(0.81)	(1.04)	(0.84)	(1.23)
Total from investment operations	2.56	(0.50)	(0.68)	(0.76)	(1.37)
Less distributions:
From net investment income	(0.12)	(0.31)	(0.35)	(0.08)	––
Return of capital	––	––	––	–– (3)	––
Total distributions	(0.12)	(0.31)	(0.35)	(0.08)	––
Net asset value, end of year	$7.32	$4.88	$5.69	$6.72	$7.56

Total return	53.43%	(8.82)%	(10.23)%	(10.00)%	(15.34)%

Supplemental data and ratios:
Net assets, end of year	$135,738,825	$76,664,501	$48,722,993	$54,684,868	$21,754,861
Ratio of expenses to average net assets:
Before expense reimbursement(4)	3.21%	2.86%	2.93%	2.94%	3.60%
After expense reimbursement(4)	3.21%	2.86%	2.93%	2.94%	3.60%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement(5)	2.01%	6.40%	5.57%	1.66%	(2.31)%
After expense reimbursement(5)	2.01%	6.40%	5.57%	1.66%	(2.31)%
Portfolio turnover rate (6)	0%	0%	0%	0%	0%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Less than one cent per share.
(4)
The ratio of expenses to average net assets includes dividends on short positions.  The before expense reimbursement or recovery and after expense reimbursement or recovery ratios excluding dividends on short positions were 1.50% and 1.50%, respectively, for the year ended September 30, 2008, 1.61% and 1.61%, respectively, for the year ended September 30, 2007, 1.57% and 1.57%, respectively, for the year ended September 30, 2006, 1.77% and 1.77%, respectively, for the year ended September 30, 2005, and 2.12% and 2.12%, respectively, for the year ended September 30, 2004.

(5)	The net investment income (loss) ratios include dividends on short positions.
(6)	The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

See notes to the financial statements.

The Leuthold Funds
Leuthold Asset Allocation Fund - Retail
Financial Highlights

			Period from
	Year Ended	Year Ended	May 24, 2006(1)
	September 30,	September 30,	through
	2008	2007	September 30, 2006
Per Share Data(2):
Net asset value, beginning of period	$11.43	$9.73	$10.00
Income (loss) from investment operations:
Net investment income(3)	0.20	0.16	0.03
Net realized and unrealized gains (losses)
on investments and short positions	(1.80)	1.72	(0.30)
Total from investment operations	(1.60)	1.88	(0.27)
Less distributions:
From net investment income	(0.20)	(0.18)	––
From net realized gains	(0.18)	––	––
Total distributions	(0.38)	(0.18)	––
Net asset value, end of period	$9.45	$11.43	$9.73

Total return	(14.45)%	19.46%	(2.70	)% (4)
Supplemental data and ratios:
Net assets, end of period	$1,205,840,473	$566,453,346	$77,573,030
Ratio of expenses to average net assets:
Before expense reimbursement(5)	1.34%	1.43%	1.78%
After expense reimbursement(5)	1.34%	1.43%	1.73%
Ratio of net investment income to average net assets:
Before expense reimbursement (6)	1.99%	1.97%	2.71%
After expense reimbursement(6)	1.99%	1.97%	2.76%
Portfolio turnover rate(7)	197.96%	196.15%	26.83%

(1)	Commencement of share class operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Not annualized.
(5)
The ratio of expenses to average net assets includes dividends on short positions. The before expense reimbursement and after expense reimbursement ratios excluding dividends on short positions were 1.23% and 1.23%, respectively, for the year ended September 30, 2008, 1.32% and 1.32%, respectively, for the year ended September 30, 2007, and 1.55% and 1.50%, respectively, for the period ended September 30, 2006.

(6)	The net investment income ratios include dividends on short positions.
(7)	The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

See notes to the financial statements.

The Leuthold Funds
Leuthold Asset Allocation Fund - Institutional
Financial Highlights

		Period from
	Year Ended	January 31, 2007(1)
	September 30,	through
	2008	September 30, 2007
Per Share Data(2):
Net asset value, beginning of period	$11.44	$10.53
Income from investment operations:
Net investment income(3)	0.21	0.12
Net realized and unrealized gains
on investments and short positions	(1.81)	0.92
Total from investment operations	(1.60)	1.04
Less distributions:
From net investment income	(0.21)	(0.13)
From net realized gains	(0.18)	––
Total distributions	(0.39)	(0.13)
Net asset value, end of period	$9.45	$11.44

Total return	(14.42)%	9.95	%(4)
Supplemental data and ratios:
Net assets, end of period	$683,852,979	$189,777,479
Ratio of expenses to average net assets:
Before expense reimbursement(5)	1.21%	1.22%
After expense reimbursement(5)	1.21%	1.22%
Ratio of net investment income to average net assets:
Before expense reimbursement (6)	2.12%	2.11%
After expense reimbursement(6)	2.12%	2.11%
Portfolio turnover rate(7)	197.96%	196.15%

(1)	Commencement of operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Not annualized.
(5)
The ratio of expenses to average net assets includes dividends on short positions.  The before expense reimbursement and after expense reimbursement ratios excluding dividends on short positions were 1.09% and 1.09%, respectively, for the year ended September 30, 2008, and 1.08% and 1.08%, respectively, for the period ended September 30, 2007.

(6)	The net investment income ratios include dividends on short positions.
(7)	The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

See notes to the financial statements.

The Leuthold Funds
Leuthold Select Equities Fund
Financial Highlights

			Period from
	Year Ended	Year Ended	May 24, 2006(1)
	September 30,	September 30,	through
	2008	2007	September 30, 2006
Per Share Data(2):
Net asset value, beginning of period	$12.31	$9.15	$10.00
Income (loss) from investment operations:
Net investment income(loss)(3)	(0.02)	(0.04)	(0.01)
Net realized and unrealized gains (losses)
on investments and short positions	(3.34)	3.20	(0.84)
Total from investment operations	(3.36)	3.16	(0.85)
Less distributions:
From net realized gains	(0.30)	––	––
Return of capital	(0.02)	––	––
Total distributions	(0.32)	––	––
Net asset value, end of period	$8.63	$12.31	$9.15

Total return	(27.98)%	34.54%	(8.50	)% (4)
Supplemental data and ratios:
Net assets, end of period	$20,972,041	$16,442,723	$3,281,715
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	1.56%	2.16%	6.20%
After expense reimbursement or recovery	1.80%	1.85%	1.85%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	0.04%	(1.01)%	(4.74)%
After expense reimbursement or recovery	(0.20)%	(0.70)%	(0.39)%
Portfolio turnover rate	198.28%	191.08%	88.00%

(1)	Commencement of operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Not annualized.

See notes to the financial statements.

The Leuthold Funds
Leuthold Undervalued & Unloved Fund
Financial Highlights

		Period from
	Year Ended	November 14, 2006(1)
	September 30,	through
	2008	September 30, 2007
Per Share Data(2):
Net asset value, beginning of period	$10.12	$10.00
Income (loss) from investment operations:
Net investment income(3)	0.14	0.11
Net realized and unrealized gains
on investments and short positions	(1.97)	0.12
Total from investment operations	(1.83)	0.23
Less distributions:
From net investment income	(0.12)	(0.11)
Total distributions	(0.12)	(0.11)
Net asset value, end of period	$8.17	$10.12

Total return	(18.23)%	2.30	% (4)
Supplemental data and ratios:
Net assets, end of period	$20,201,370	$11,425,370
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	1.35%	2.03%
After expense reimbursementor recovery	1.50%	1.50%
Ratio of net investment income to average net assets:
Before expense reimbursement or recovery	1.79%	1.00%
After expense reimbursement or recovery	1.64%	1.53%
Portfolio turnover rate	110.14%	56.25%

(1)	Commencement of operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Not annualized.

See notes to the financial statements.

The Leuthold Funds
Leuthold Global Fund - Retail
Financial Highlights

	Period from
	July 1, 2008(1)
	through
	September 30, 2008
Per Share Data(2):
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income(3)	0.03
Net realized and unrealized gains
on investments and short positions	(1.52)
Total from investment operations	(1.49)
Net asset value, end of period	$8.51

Total return	(14.04	)% (4)
Supplemental data and ratios:
Net assets, end of period	$19,940,804
Ratio of expenses to average net assets:
Before expense reimbursement	1.83%
After expense reimbursement	1.83%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	2.01%
After expense reimbursement	2.01%
Portfolio turnover rate	62.34%

(1)	Commencement of operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Not annualized.

See notes to the financial statements.

The Leuthold Funds
Leuthold Global Fund - Institutional
Financial Highlights

	Period from
	April 30,2008(1)
	through
	September 30, 2008
Per Share Data(2):
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income(3)	0.04
Net realized and unrealized gains
on investments and short positions	(1.53)
Total from investment operations	(1.49)
Net asset value, end of period	$8.51

Total return	(14.90	)% (4)
Supplemental data and ratios:
Net assets, end of period	$51,045,894
Ratio of expenses to average net assets:
Before expense reimbursement(5)	1.61%
After expense reimbursement(5)	1.61%
Ratio of net investment income to average net assets:
Before expense reimbursement	2.20%
After expense reimbursement	2.20%
Portfolio turnover rate	62.34%

(1)	Commencement of operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Not annualized.
(5)
The ratio of expenses to average net assets includes dividends on short positions. The before expense reimbursement and after expense reimbursement ratios excluding dividends on short positions were 1.60% and 1.60%, respectively, for the period ended September 30, 2008.

See notes to the financial statements.

The Leuthold Funds

Leuthold Core Investment Fund
Schedule of Investments
September 30, 2008

	Shares	Value
COMMON STOCKS - 47.34%
Biotechnology - 8.61%
Alexion Pharmaceuticals,
Inc. (a)	266,928	$10,490,270
Amgen, Inc. (a)	281,744	16,698,967
Celgene Corp. (a)	389,371	24,639,397
Cephalon, Inc. (a)	123,078	9,537,314
Genentech, Inc. (a)	263,478	23,365,229
Gilead Sciences, Inc. (a)	361,458	16,475,256
ImClone Systems, Inc. (a)	99,365	6,204,351
Myriad Genetics, Inc. (a)	91,969	5,966,949
OSI Pharmaceuticals, Inc. (a)	90,291	4,450,443
UnitedTherapeutics Corp. (a)	44,034	4,631,056
		122,459,232
Chemicals And Chemical Preparations - 0.42%
Nalco Holding Company	317,653	5,889,287

Commercial Services & Supplies - 2.06%
Clean Harbors, Inc. (a)	75,478	5,098,539
Stericycle, Inc. (a)	254,480	14,991,417
Tetra Tech, Inc. (a)	383,848	9,235,383
		29,325,339
Communications Equipment - 1.38%
Cisco Systems, Inc. (a)	572,750	12,921,240
QUALCOMM, Inc.	157,323	6,760,169
		19,681,409
Computers & Peripherals - 2.03%
Hewlett-Packard Co.	341,451	15,788,694
International Business
Machines Corp.	111,966	13,095,544
		28,884,238

	Shares	Value
Depository Institutions - 0.42%
Barclays Bank PLC (a)	130,154	$5,886,865

Electrical Equipment - 2.18%
Canadian Solar, Inc. (a)(c)	168,365	3,288,168
China Sunergy Co. Ltd. -
ADR (a)	158,273	1,122,156
Energy Conversion Devices,
Inc. (a)	229,379	13,361,327
First Solar, Inc. (a)	28,251	5,336,896
Roper Industries, Inc.	137,179	7,813,716
		30,922,263
Electronic Equipment & Instruments - 0.96%
Sunpower Corp. (a)	35,650	2,528,655
Itron, Inc. (a)	125,709	11,129,018
		13,657,673
Energy Equipment & Services - 6.35%
Atwood Oceanics, Inc. (a)	335,442	12,210,089
Diamond Offshore Drilling	193,281	19,919,540
ENSCO International, Inc.	333,503	19,219,778
Helmerich & Payne, Inc.	429,180	18,536,284
Noble Corp.	463,871	20,363,937
		90,249,628
Food & Staples Retailing - 3.63%
BJ’s Wholesale Club, Inc. (a)	302,748	11,764,787
CostcoWholesale Corp.	253,248	16,443,393
Wal-Mart Stores, Inc.	390,504	23,387,284
		51,595,464

See notes to the financial statements.

The Leuthold Funds

Leuthold Core Investment Fund
Schedule of Investments (continued)
September 30, 2008

	Shares	Value
Health Care Providers & Services - 3.35%
Kindred Healthcare, Inc. (a)	74,345	$2,049,692
LifePoint Hospitals, Inc. (a)	430,849	13,847,487
Psychiatric Solutions, Inc. (a)	231,517	8,786,070
Sun Healthcare Group, Inc. (a)	141,441	2,073,525
Sunrise Senior Living, Inc. (a)	111,828	1,542,108
Tenet Healthcare Corp. (a)	690,000	3,829,500
Universal Health Services, Inc.	166,363	9,321,319
VCA Antech, Inc. (a)	208,199	6,135,624
		47,585,325
Insurance - 1.03%
Covanta Holding Corp. (a)	110,764	2,651,690
UnumProvident Corp.	478,739	12,016,349
		14,668,039
Machinery - 0.56%
Pentair, Inc.	229,915	7,948,162

Metals & Mining - 0.16%
Cameco Corp. (c)	102,318	2,282,715

Oil & Gas - 1.05%
Caltex Australia (a)(c)	373,565	3,645,845
Nippon Oil Corp. (a)(c)	1,581,000	7,803,895
TonenGeneral Sekiyu KK (a)(c)	422,000	3,424,077
		14,873,817
Oil, Gas & Consumable Fuels - 0.50%
Western Refining, Inc.	703,848	7,115,903

	Shares	Value
Pharmaceuticals - 5.38%
Allergan, Inc.	38,611	$1,988,467
Bristol-Myers Squibb Co.	212,324	4,426,955
Eli Lilly & Co.	85,123	3,747,966
Genzyme Corp. (a)	200,060	16,182,853
GlaxoSmithKline PLC - ADR	170,760	7,421,230
Johnson & Johnson	58,568	4,057,591
King Pharmaceuticals, Inc. (a)	350,382	3,356,660
Medicis Pharmaceutical Corp.	109,209	1,628,306
Merck & Co., Inc.	121,889	3,846,817
Novartis AG - ADR	67,568	3,570,293
Perrigo Co.	56,914	2,188,912
Sanofi-Aventis SA - ADR	114,707	3,770,419
Teva Pharmaceutical
Industries, Ltd. - ADR	249,666	11,432,206
Watson Pharmaceuticals,
Inc. (a)	184,949	5,271,047
Wyeth	98,967	3,655,841
		76,545,563
Semiconductor & Semiconductor
Equipment - 1.20%
Intel Corp.	732,234	13,714,743
Ldk Solar Co. Ltd. - ADR (a)	110,685	3,322,763
		17,037,506
Software - 2.20%
Microsoft Corp.	589,610	15,736,691
Oracle Corp. (a)	766,464	15,566,884
		31,303,575

See notes to the financial statements.

The Leuthold Funds

Leuthold Core Investment Fund
Schedule of Investments (continued)
September 30, 2008

	Shares	Value
Specialty Retail - 3.87%
Advance Auto Parts, Inc.	290,532	$11,522,499
Asbury Automotive Group, Inc.	134,857	1,553,553
AutoNation, Inc. (a) 1,090,414		12,256,253
Autozone, Inc. (a)	88,272	10,887,469
Carmax, Inc. (a)	903,221	12,645,094
Group 1 Automotive, Inc.	224,381	4,875,799
Sonic Automotive, Inc.	152,139	1,287,096
		55,027,763
TOTAL COMMON STOCKS
(Cost $677,882,070)		$672,939,766

INVESTMENT COMPANIES - 18.32%
Exchange Traded Funds - 11.28%
PowersharesWilderHill
Clean Energy Portfolio (a)	871,121	$12,944,858
iShares FTSE/Xinhua China
25 Index Fund	759,970	26,196,166
iShares MSCI Brazil
Index Fund	98,720	5,584,590
iShares MSCI Emerging Markets
Index Fund	115,569	3,990,598
iShares MSCI Malaysia
Index Fund	422,479	3,658,668
iShares MSCI South Africa
Fund	51,352	2,519,329
iShares MSCI South Korea
Index Fund	137,736	5,472,251
iShares MSCI Taiwan
Index Fund	220,656	2,376,465
iShares Russell 1000 Growth
Index Fund	890,718	43,244,359
iShares S&P Latin America 40
Index Fund	259,750	10,065,313

	Shares	Value
Exchange Traded Funds (continued)
iShares Russell 1000
Index Fund	288,524	$18,338,585
MarketVectors Nuclear
Energy ETF	172,531	3,931,981
Market Vectors Russia ETF	205,746	5,950,174
SPDR S&P Emerging
Middle East & Africa ETF	41,546	2,275,059
Vanguard Emerging Markets
ETF	398,780	13,821,715
		160,370,111
Mutual Funds - 7.04%
Fidelity High Income Fund	1,890,013	14,477,497
Fidelity China Region Fund	534,893	10,366,230
ING Russia Fund	202,278	7,674,431
Matthews China Fund	475,225	10,963,452
Matthews India Fund	415,330	5,565,425
Matthews Korea Fund	866,144	3,386,623
Northern High -Yield Fixed
Income Fund	2,176,128	14,514,774
T Rowe Price High-
Yield Fund	2,450,820	14,557,869
US Global Investors
Accolade Funds -
Eastern European Fund	408,470	3,994,834
Vanguard High-Yield
Corporate Fund	2,826,087	14,582,609
		100,083,744
TOTAL INVESTMENT COMPANIES
(Cost $266,322,215)		$260,453,855

See notes to the financial statements.

The Leuthold Funds

Leuthold Core Investment Fund
Schedule of Investments (continued)
September 30, 2008

	Shares	Value
PREFERRED STOCKS - 0.62%
Food & Staples Retailing - 0.62%
Cia Brasileira de Distribuicao
Grupo Pao de Acucar (c)	251,395	$8,788,769
TOTAL PREFERRED STOCKS
(Cost $8,435,559)		$8,788,769

FOREIGN GOVERNMENT BONDS - 15.26%
	Principal
	Amount	Value
Australia Government Bond
6.000%, 06/14/2011 (c)	$91,000,000	$72,302,506
Australia Government Bond
6.000%, 08/14/2013 (c)	91,000,000	72,433,748
Brazilian Government
International Bond
12.500%, 01/05/2022 (c)	134,000,000	72,179,305
TOTAL FOREIGN GOVERNMENT BONDS
(Cost $237,092,276)		$216,915,559

SHORT-TERM INVESTMENTS - 18.04%
U.S. Treasury Bills - 8.39%
United States Treasury Bill
1.22%, 03/19/2009	$120,000,000	$119,271,600

	Shares	Value
Money Market Funds - 9.65%
Fidelity Institutional Money
Market Funds - Government
Portfolio, 2.29% (b)	57,239,790	$57,239,790
AIM STIT-Treasury
Portfolio,4.81% (b)	80,000,000	$80,000,000
		137,239,790
TOTAL SHORT-TERM INVESTMENTS
(Cost $256,473,657)		$256,511,390

Total Investments
(Cost $1,446,205,777)
- 99.58%		$1,415,609,339
Other Assets in Excess
of Liabilities - 0.42%		5,956,225
TOTAL NET ASSETS
- 100.00%		$1,421,565,564

Percentages are stated as a percent of net assets.
ADR – American Depository Receipt
(a) Non Income Producing
(b) Variable Rate Security
(c) Foreign Issue Security

See notes to the financial statements.

The Leuthold Funds

Leuthold Select Industries Fund
Schedule of Investments
September 30, 2008

	Shares	Value
COMMON STOCKS - 90.80%
Biotechnology - 17.20%
Alexion Pharmaceuticals,
Inc. (a)	14,791	$581,286
Amgen, Inc. (a)	16,978	1,006,286
Celgene Corp. (a)	23,748	1,502,773
Cephalon, Inc. (a)	6,926	536,696
Genentech, Inc. (a)	15,550	1,378,974
Gilead Sciences, Inc. (a)	21,886	997,564
ImClone Systems, Inc. (a)	6,253	390,437
Myriad Genetics, Inc. (a)	5,794	375,915
OSI Pharmaceuticals, Inc. (a)	5,543	273,215
UnitedTherapeutics Corp. (a)	2,753	289,533
		7,332,679
Chemicals And Chemical Preparations - 0.80%
Nalco Holding Company	18,432	341,729

Commercial Services & Supplies - 4.01%
Clean Harbors, Inc. (a)	4,136	279,387
Stericycle, Inc. (a)	15,343	903,856
Tetra Tech, Inc. (a)	21,885	526,553
		1,709,796
Communications Equipment - 2.56%
Cisco Systems, Inc. (a)	34,705	782,945
QUALCOMM, Inc.	7,159	307,622
		1,090,567
Computers & Peripherals - 4.04%
Hewlett-Packard Co.	20,198	933,956
International Business
Machines Corp.	6,747	789,129
		1,723,085

	Shares	Value
Electrical Equipment - 4.37%
Canadian Solar, Inc. (a)(b)	10,146	$198,151
China Sunergy Co. Ltd. -
ADR (a)	9,486	67,256
Energy Conversion Devices,
Inc. (a)	13,822	805,132
First Solar, Inc. (a)	1,698	320,769
Roper Industries, Inc.	8,249	469,863
		1,861,171
Electronic Equipment & Instruments - 0.22%
Sunpower Corp. (a)	1,300	92,209

Electronic Equipment, Instruments &
Components - 1.56%
Itron, Inc. (a)	7,534	666,985

Energy Equipment Services -12.59%
Atwood Oceanics, Inc. (a)	20,213	735,753
Diamond Offshore Drilling	11,467	1,181,789
ENSCO International, Inc.	19,855	1,144,243
Helmerich & Payne, Inc.	25,862	1,116,980
Noble Corp.	27,113	1,190,261
		5,369,026
Food & Staples Retailing - 7.27%
BJ’s Wholesale Club, Inc. (a)	18,416	715,646
CostcoWholesale Corp.	15,315	994,403
Wal-Mart Stores, Inc.	23,254	1,392,682
		3,102,731

See notes to the financial statements.

The Leuthold Funds

Leuthold Select Industries Fund
Schedule of Investments (continued)
September 30, 2008

	Shares	Value
Health Care Providers & Services - 6.23%
Kindred Healthcare, Inc. (a)	4,449	$122,659
LifePoint Hospitals, Inc. (a)	24,679	793,183
Psychiatric Solutions, Inc. (a)	11,460	434,907
Sun Healthcare Group, Inc. (a)	7,384	108,249
Sunrise Senior Living, Inc. (a)	6,692	92,283
Tenet Healthcare Corp. (a)	41,448	230,036
Universal Health Services, Inc.	9,949	557,443
VCA Antech, Inc. (a)	10,759	317,068
		2,655,828
Insurance - 2.07%
Covanta Holding Corp. (a)	6,015	143,999
UnumProvident Corp.	29,385	737,564
		881,563
Machinery - 1.06%
Pentair, Inc.	13,044	450,931

Metals & Mining - 0.34%
Cameco Corp.	6,444	143,766

Oil & Gas - 2.10%
Caltex Australia Limited (b)	22,581	220,377
Nippon Oil Corp. (a)(b)	94,000	463,989
TonenGeneral Sekiyu KK (a)(b)	26,000	210,962
		895,328
Oil, Gas & Consumable Fuels - 1.00%
Western Refining, Inc.	42,092	425,550

	Shares	Value
Pharmaceuticals - 10.56%
Allergan, Inc.	2,310	$118,965
Bristol-Myers Squibb Co.	11,363	236,918
Eli Lilly & Co.	5,095	224,333
Genzyme Corp. (a)	11,592	937,677
GlaxoSmithKline PLC - ADR	10,216	443,987
Johnson & Johnson	3,506	242,896
King Pharmaceuticals, Inc. (a)	19,074	182,729
Medicis Pharmaceutical Corp.	6,536	97,452
Merck & Co., Inc.	7,294	230,199
Novartis AG - ADR	4,044	213,685
Perrigo Co.	3,406	130,995
Sanofi-Aventis SA - ADR	6,865	225,652
Teva Pharmaceutical Industries,
Ltd. - ADR	14,665	671,510
Watson Pharmaceuticals, Inc. (a)	11,456	326,496
Wyeth	5,923	218,796
		4,502,290
Semiconductor & Semiconductor
Equipment - 2.40%
Intel Corp.	43,881	821,891
Ldk Solar Co. Ltd. - ADR (a)	6,670	200,233
		1,022,124
Software - 4.37%
Microsoft Corp.	35,191	939,248
Oracle Corp. (a)	45,526	924,633
		1,863,881

See notes to the financial statements.

The Leuthold Funds

Leuthold Select Industries Fund
Schedule of Investments (continued)
September 30, 2008

	Shares	Value
Specialty Retail - 6.05%
Advance Auto Parts, Inc.	14,197	$563,053
Asbury Automotive Group, Inc.	7,973	91,849
AutoNation, Inc. (a)	52,355	588,470
Autozone, Inc. (a)	4,287	528,758
Carmax, Inc. (a)	30,956	433,384
Group 1 Automotive, Inc.	13,771	299,244
Sonic Automotive, Inc.	8,919	75,455
		2,580,213
TOTAL COMMON STOCKS
(Cost $38,615,158)		$38,711,452

PREFERRED STOCKS - 1.22%
Food & Staples Retailing - 1.22%
Cia Brasileira de Distribuicao
Grupo Pao de Acucar (b)	14,913	$521,358
TOTAL PREFERRED STOCKS
(Cost $492,056)		$521,358

INVESTMENT COMPANIES - 4.97%
Exchange Traded Funds - 4.97%
Ishares Russell 1000
Index Fund	17,318	$1,100,732
MarketVectors Nuclear
Energy ETF	10,397	236,948
PowersharesWilderHill Clean
Energy Portfolio	52,492	780,031
		2,117,711
INVESTMENT COMPANIES
(Cost $2,167,044)		$2,117,711

	Shares	Value
SHORT-TERM INVESTMENTS - 3.41%
Money Market Fund - 3.41%
Fidelity Institutional Money
Market Funds - Government
Portfolio, 2.29%	1,453,155	$1,453,155
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,453,155)		$1,453,155

Total Investments
(Cost $42,727,413) - 100.40%		$42,803,676
Liabilities, less Other
Assets - (0.40%)		(171,297)
TOTAL NET ASSETS - 100.00%		$42,632,379

Percentages are stated as a percent of net assets.
ADR – American Depository Receipt
(a) Non Income Producing
(b) Foreign Issue Security

See notes to the financial statements.

The Leuthold Funds

Grizzly Short Fund
Schedule of Investments
September 30, 2008

	Principal
	Amount	Value
U.S. TREASURY OBLIGATIONS - 65.90%
U.S. Treasury Bills - 65.90%
1.38%, 03/19/2009 (a)	$90,000,000	$89,453,700
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $89,425,400)		$89,453,700

SHORT-TERM INVESTMENTS - 11.42%
	Shares	Value
Money Market Fund - 11.42%
Fidelity Institutional Money
Market Fund - Government
Portfolio, 2.29%(b)	15,494,448	$15,494,448
TOTAL SHORT -TERM INVESTMENTS
(Cost $15,494,448)		$15,494,448

Total Investments
(Cost $104,919,848)
- 77.32%		$104,948,148
Other Assets in Excess of
Liabilities - 22.68%		30,790,677
TOTAL NET ASSETS - 100.00%		$135,738,825

Percentages are stated as a percent of net assets.
(a) A portion of these securities constitutes proceeds from securities sold short.
(b) Variable Rate Security

See notes to the financial statements.

The Leuthold Funds

Grizzly Short Fund
Schedule of Securities Sold Short
September 30, 2008

	Shares	Value
COMMON STOCKS - 84.42%
Airlines - 3.08%
Copa Holdings SA	70,200	$2,281,500
Northwest Airlines Corp. (a)(b)	210,158	1,897,727
		4,179,227
Beverages - 3.09%
Coca-Cola Enterprises, Inc.	130,435	2,187,395
Constellation Brands, Inc. -
Class A (a)	93,526	2,007,068
		4,194,463
Biotechnology - 2.61%
Amylin Pharmaceuticals,
Inc. (a)	61,933	1,252,285
Vertex Pharmaceuticals,
Inc. (a)	68,982	2,292,962
		3,545,247
Building Products - 1.21%
USG Corp. (a)	63,918	1,636,301

Capital Markets - 0.93%
Legg Mason, Inc.	33,068	1,258,568

Chemicals - 1.43%
The Scotts Miracle-Gro Co.	82,343	1,946,589

Commercial Banks - 4.11%
Bank of Montreal (b)	30,465	1,313,041
Capital One Financial Corp.	30,208	1,540,608
City National Corp.	35,779	1,942,800
Synovus Financial Corp.	75,998	786,579
		5,583,028

	Shares	Value
Communications Equipment - 4.37%
CommScope, Inc. (a)	38,496	$1,333,501
EchoStar Corp. (a)	56,765	1,368,037
F5 Networks, Inc. (a)	72,931	1,705,127
JDS Uniphase Corp. (a)	179,708	1,520,330
		5,926,995
Construction Materials - 1.19%
Eagle Materials, Inc.	72,378	1,619,096

Consumer Finance - 2.02%
American Express Co.	48,942	1,734,015
Canadian Imperial Bank
Of Commerce (b)	17,194	1,014,446
		2,748,461
Containers & Packaging - 1.66%
Temple-Inland, Inc.	147,856	2,256,283

Diversified Consumer Services - 0.96%
Sotheby’s	64,963	1,303,158

Diversified Telecommunications - 1.75%
Frontier Communications Corp.	206,836	2,378,614

Electric Utilities - 1.20%
Pinnacle West Capital Corp.	47,344	1,629,107

Food Products - 1.23%
Smithfield Foods, Inc. (a)	105,559	1,676,277

Health Care Equipment & Supplies - 1.22%
Inverness Medical Innovations,
Inc. (a)	55,215	1,656,450

See notes to the financial statements.

The Leuthold Funds

Grizzly Short Fund
Schedule of Securities Sold Short (continued)
September 30, 2008

	Shares	Value
Health Care Providers & Services - 0.99%
Brookdale Senior Living, Inc.	61,150	$1,344,689

Hotels, Restaurants & Leisure - 8.72%
International Game Technology	114,749	1,971,388
Las Vegas Sands Corp. (a)	24,185	873,320
MDC Holdings, Inc.	29,527	1,080,393
MGM Mirage (a)	66,602	1,898,157
Orient-Express Hotels Ltd. (b)	51,709	1,247,738
Scientific Games Corp. -
Class A (a)	87,547	2,015,332
Starwood Hotels & Resorts
Worldwide	42,962	1,208,951
WyndhamWorldwide Corp.	97,254	1,527,860
		11,823,139
Household Durables - 11.06%
Centex Corp.	66,362	1,075,064
D.R. Horton, Inc.	106,260	1,383,505
KB Home	114,528	2,253,911
Lennar Corp.	118,514	1,800,228
Marriott International,
Inc. - Class A	86,994	2,269,673
Newell Rubbermaid, Inc.	130,730	2,256,400
Pulte Homes, Inc.	129,623	1,810,833
Toll Brothers, Inc. (a)	85,296	2,152,018
		15,001,632
Independent Power Producers - 0.81%
Mirant Corp. (a)	59,977	1,096,979

Insurance - 2.51%
Fidelity National Financial, Inc.	130,677	1,920,952
First American Corp.	50,188	1,480,546
		3,401,498

	Shares	Value
Internet Software & Services - 2.42%
Digital River, Inc. (a)	53,591	$1,736,348
VeriSign, Inc. (a)	59,497	1,551,682
		3,288,030
IT Services - 1.63%
Verifone Holdings, Inc. (a)	133,905	2,214,789

Machinery - 1.67%
Paccar, Inc.	59,534	2,273,603

Media - 5.59%
Cablevision Systems Corp.	92,419	2,325,262
Gannett, Inc.	138,998	2,350,456
Lamar Advertising Co. (a)	38,937	1,202,764
TheWashington Post
Company - Class B	3,079	1,714,264
		7,592,746
Metals & Mining - 1.19%
AngloGold Ashanti Ltd. - ADR	69,868	1,613,950

Pharmaceuticals - 3.02%
Mylan, Inc. (a)	165,019	1,884,517
Schering Plough Corporation	120,101	2,218,265
		4,102,782
Real Estate Investment Trusts (REITs) - 1.06%
Kilroy Realty Corp.	29,988	1,433,127

Real Estate Management & Development - 0.84%
Brookfield Asset Management,
Inc.	41,793	1,146,800

See notes to the financial statements.

The Leuthold Funds

Grizzly Short Fund
Schedule of Securities Sold Short (continued)
September 30, 2008

	Shares	Value
Semiconductors & Semiconductor
Equipment - 0.99%
ON Semiconductor Corp. (a)	198,938	$1,344,821

Software - 2.69%
Electronic Arts, Inc. (a)	49,384	1,826,714
Nuance Communications,
Inc. (a)	149,701	1,824,855
		3,651,569
Water Utilities - 1.84%
Aqua America, Inc.	140,733	2,502,233

Wireless Telecommunications Services - 5.33%
Crown Castle International
Corp. (a)	64,775	1,876,532
LeapWireless International,
Inc. (a)	37,905	1,444,181
Metropcs Communications,
Inc. (a)	157,268	2,200,179
Sprint Nextel Corp.	279,214	1,703,205
		7,224,097
TOTAL COMMON STOCKS
(Proceeds $126,882,075)		$114,594,348

	Shares	Value
INVESTMENT COMPANIES - 9.03%
Exchange Traded Funds - 9.03%
iShares - Russell 2000
Index Fund	30,596	$2,092,460
Powershares QQQ	129,826	5,051,530
SPDR Trust Series 1	44,083	5,113,187
TOTAL INVESTMENT COMPANIES
(Proceeds $12,498,892)		$12,257,177

TOTAL SECURITIES SOLD SHORT - 93.45%
(Proceeds $139,380,967)		$126,851,525

Percentages are stated as a percent of net assets.
ADR –American Depository Receipt
(a) Non-income producing security
(b) Foreign Issue Security

See notes to the financial statements.

The Leuthold Funds

LeutholdAssetAllocation Fund
Schedule of Investments
September 30, 2008

	Shares	Value
COMMON STOCKS - 49.28%
Automobiles - 0.55%
Harley-Davidson, Inc.	278,817	$10,399,874

Biotechnology - 0.96%
Biogen Idec, Inc. (a)	179,388	9,021,422
Gilead Sciences, Inc. (a)	199,046	9,072,517
		18,093,939
Chemicals - 1.93%
CF Industries Holdings, Inc.	68,806	6,292,997
The Dow Chemical Co.	160,530	5,101,643
Methanex Corp. (c)	131,057	2,606,724
Potash Corp. (c)	49,147	6,487,895
RPM International, Inc.	511,746	9,897,168
Terra Industries, Inc.	208,876	6,140,954
		36,527,381
Commercial Banks - 4.05%
Bancorpsouth, Inc.	200,283	5,633,961
BB&T Corp.	150,967	5,706,553
Comerica, Inc.	352,475	11,557,655
HSBC Holdings PLC - ADR	72,399	5,852,011
PNC Financial Services Group	180,013	13,446,971
TCF Financial Corp.	798,482	14,372,676
Umpqua Holdings Corp.	306,506	4,508,703
U.S. Bancorp	278,870	10,044,898
Whitney Holding Corp.	220,216	5,340,238
		76,463,666
Commercial Services & Supplies - 0.70%
Pitney Bowes, Inc.	397,078	13,206,814

	Shares	Value
Computers & Peripherals - 1.29%
International Business
Machines Corp.	83,550	$9,772,008
Lexmark International, Inc. (a)	270,584	8,812,921
NCR Corp. (a)	110,027	2,426,095
SeagateTechnology (c)	279,551	3,388,158
		24,399,182
Containers & Packaging - 0.46%
Packaging Corp of America	374,422	8,679,102

Depository Institutions - 0.40%
Barclays Bank PLC (a)	165,278	7,475,524

Diversified Financial Services - 0.44%
J.P. Morgan Chase & Co.	176,224	8,229,661

DiversifiedTelecommunication
Services - 0.27%
Telefonica SA - ADR	71,264	5,094,663

Electric Utilities - 1.73%
Cleco Corp.	277,323	7,002,406
Enersis SA - ADR	351,059	5,729,283
Hawaiian Electric Industries	250,681	7,297,324
PG&E Corp.	262,586	9,833,845
Westar Energy, Inc.	125,603	2,893,893
		32,756,751
Electrical Equipment - 0.48%
Thomas & Betts Corp. (a)	232,929	9,100,536

Electromedical & Electrotherapeutic
Apparatus - 0.14%
Syneron Medical Ltd. (a)	188,745	2,689,616

See notes to the financial statements.

The Leuthold Funds

LeutholdAssetAllocation Fund
Schedule of Investments (continued)
September 30, 2008

	Shares	Value
Electronic Equipment & Instruments - 1.34%
Amphenol Corp.	238,364	$9,567,931
AU Optronics Corp. - ADR	715,464	8,127,671
SYNNEX Corp. (a)	341,120	7,620,621
		25,316,223
Energy Equipment & Services - 2.70%
ENSCO International, Inc.	155,634	8,969,187
Helmerich & Payne, Inc.	159,729	6,898,696
Nabors Industries Ltd. (a)(c)	299,611	7,466,306
Noble Corp.	174,473	7,659,365
Pioneer Drilling Co. (a)	737,202	9,804,787
Rowan Companies, Inc.	231,277	7,065,512
Tidewater, Inc.	55,643	3,080,396
		50,944,249
Food & Staples Retailing - 0.95%
Wal-Mart Stores, Inc.	203,961	12,215,224
Winn Dixie Stores, Inc. (a)	409,219	5,688,144
		17,903,368
Food Products - 0.89%
Sara Lee Corp.	1,333,356	16,840,286

Health Care Equipment & Supplies - 0.97%
Covidien Ltd.	164,360	8,835,994
St. Jude Medical, Inc. (a)	219,511	9,546,533
		18,382,527

Health Care Providers & Services - 1.57%
Kindred Healthcare, Inc. (a)	432,766	11,931,359
Pharmerica Corp. (a)	355,726	8,000,278
Universal Health Services, Inc.	174,473	9,775,722
		29,707,359
Hotels, Restaurants & Leisure - 0.47%
McDonald’s Corp.	142,806	8,811,130

	Shares	Value
Household Durables - 0.87%
Matsushita Electric Industrial
Co. Ltd. - ADR	486,558	$8,432,050
Tupperware Corp.	292,453	8,080,476
		16,512,526
Industrial Conglomerates - 0.36%
Tyco International Ltd. (c)	191,497	6,706,225

Insurance - 2.48%
The Allstate Corp.	142,993	6,594,837
American Financial Group, Inc.	263,818	7,782,631
Arch Capital Group Ltd. (a)(c)	111,994	8,178,922
Chubb Corp.	210,431	11,552,662
Protective Life Corp.	133,155	3,796,249
Travelers Companies, Inc.	124,108	5,609,682
Zenith National Insurance Corp.	92,799	3,400,155
		46,915,138
IT Services - 1.04%
Accenture Ltd. (c)	275,225	10,458,550
MPS Group, Inc. (a)	918,384	9,257,311
		19,715,861
Leisure Equipment & Products - 0.65%
Marvel Entertainment, Inc. (a)	361,232	12,332,460

Life Insurance - 0.48%
IPC Holdings Ltd. (c)	303,162	9,158,524

Machinery - 1.19%
AGCO Corp. (a)	184,302	7,853,108
Bucyrus International, Inc. -
Class A	169,558	7,575,852
Cummins, Inc.	162,186	7,090,772
		22,519,732

See notes to the financial statements.

The Leuthold Funds

LeutholdAssetAllocation Fund
Schedule of Investments (continued)
September 30, 2008

	Shares	Value
Metals & Mining - 0.88%
Cleveland-Cliffs, Inc.	110,581	$5,854,158
Mechel Steel Group Oao -
ADR (a)	277,682	4,987,169
Steel Dynamics, Inc.	336,659	5,753,502
		16,594,829
Motion Picture & Video Tape
Production - 0.61%
Dreamworks Animation Skg,
Inc. (a)	369,073	11,607,346

Multi-Utilities - 0.44%
Duke Energy Corp.	471,968	8,226,402

Oil & Gas - 1.60%
ENI SPA - ADR	144,984	7,676,903
Murphy Oil Corp.	117,953	7,565,505
Total SA - ADR	114,957	6,975,591
Whiting Petroleum Corp. (a)	113,256	8,070,623
		30,288,622
Oil, Gas & Consumable Fuels - 1.54%
Devon Energy Corp.	258,642	23,588,151
Tsakos Energy Navigation
Ltd. (c)	183,055	5,429,411
		29,017,562
Paper & Forest Products - 0.18%
International Paper Co.	132,840	3,477,751

Pharmaceutical Preparations - 0.64%
Viropharma, Inc. (a)	924,584	12,130,542

	Shares	Value
Pharmaceuticals - 5.99%
Alcon, Inc. (c)	61,434	$9,922,205
AstraZeneca PLC - ADR	350,169	15,365,416
Bristol-Myers Squibb Co.	726,966	15,157,241
Eli Lilly & Co.	223,620	9,845,989
Genzyme Corp. (a)	174,473	14,113,121
Johnson & Johnson	176,930	12,257,711
King Pharmaceuticals, Inc. (a)	902,523	8,646,170
Novo-Nordisk A/S - ADR	179,388	9,184,666
Perrigo Co.	231,657	8,909,528
Wyeth	265,395	9,803,691
		113,205,738
Phosphatic Fertilizers - 0.27%
Mosaic Co.	76,178	5,181,628

Real Estate - 0.25%
Host Marriott Corp.	354,467	4,710,866

Retail - 0.46%
Home Depot, Inc.	335,404	8,683,610

Road & Rail - 2.05%
CSX Corp.	189,217	10,325,572
Kansas City Southern (a)	199,046	8,829,680
Norfolk Southern Corp.	149,899	9,924,813
Union Pacific Corp.	135,155	9,617,630
		38,697,695
Software - 0.38%
Take-Two Interactive Software,
Inc. (a)	431,707	7,079,995

See notes to the financial statements.

The Leuthold Funds

LeutholdAssetAllocation Fund
Schedule of Investments (continued)
September 30, 2008

	Shares	Value
Specialty Retail - 2.28%
Advance Auto Parts	235,907	$9,356,072
Aeropostale, Inc. (a)	302,256	9,705,440
Autozone, Inc. (a)	77,909	9,609,296
Chico’s FAS, Inc. (a)	698,868	3,822,808
Ross Stores, Inc.	285,054	10,492,838
		42,986,454
Textiles, Apparel & Luxury Goods - 0.44%
Brown Shoe Co, Inc.	153,608	2,516,099
Skechers U.S.A., Inc.- Class A (a)	123,400	2,076,822
Warnaco Group, Inc. (a)	81,419	3,687,467
		8,280,388
Tobacco - 1.47%
British American Tobacco
PLC - ADR	154,814	9,598,468
Reynolds American, Inc.	217,511	10,575,385
Universal Corp.	153,503	7,535,462
		27,709,315
Wireless Telecommunication Services - 0.44%
Mobile Telesystems - ADR (a)	149,899	8,395,843
TOTAL COMMON STOCKS
(Cost $1,016,701,096)		$931,156,903

INVESTMENT COMPANIES - 17.07%
Exchange Traded Funds - 10.28%
DIAMONDS Trust Series I	298,076	$32,299,515
iShares China 25 Fund	970,108	33,439,623
iShares MSCI Brazil
Index Fund	124,557	7,046,189
iShares MSCI Emerging Markets
Index Fund	503,019	17,369,246

	Shares	Value
Exchange Traded Funds (continued)
iShares MSCI Malaysia
Index Fund	536,553	$4,646,549
iShares MSCI Singapore	538,949	5,249,363
iShares MSCI South
Africa Fund	67,069	3,290,405
iShares MSCI South Korea
Index Fund	275,463	10,944,145
iShares MSCI Taiwan
Index Fund	280,253	3,018,325
iShares S&P Latin America
Fund	335,346	12,994,658
Market Vectors Russia ETF	74,255	2,147,454
Powershares QQQ Trust	719,606	27,999,870
SPDR Index Shares	52,697	2,885,688
SPDR Trust Series 1	266,389	30,898,460
		194,229,490
Mutual Funds - 6.79%
Fidelity High Income Trust	2,511,252	19,236,187
Fidelity China Region Fund	678,229	13,144,083
ING Russia Fund	260,948	9,900,366
Matthews China Fund	596,821	13,768,658
Matthews India Fund	521,782	6,991,876
Northern Funds	2,891,412	19,285,718
T Rowe Price High
Yield Fund	3,256,393	19,342,977
US Global Investors
Accolade Funds - Eastern
European Fund	742,456	7,261,216
Vanguard High-Yield
Corporate Fund	3,755,009	19,375,849
		128,306,930
TOTAL INVESTMENT COMPANIES
(Cost $383,373,175)		$322,536,420

See notes to the financial statements.

The Leuthold Funds

LeutholdAssetAllocation Fund
Schedule of Investments (continued)
September 30, 2008

	Shares	Value
PREFERRED STOCKS - 0.57%
DiversifiedTelecommunication
Services - 0.57%
Brazil Telecom SA(c)	164,643	$3,602,389
Tele Norte Leste
Participacoes SA (c)	412,837	7,208,134
		10,810,523
TOTAL PREFERRED STOCKS
(Cost $14,733,542)		$10,810,523

	Principal
	Amount	Value
FOREIGN GOVERNMENT BONDS - 14.80%
Republic of Brazil(c)
12.50%, 01/05/2022	$184,101,000	$99,166,285
New South Wales Treasury(c)
5.50%, 08/01/2014	117,256,000	90,959,344
6%, 08/01/2014	113,000,000	89,601,315
TOTAL FOREIGN GOVERNMENT BONDS
(Cost $321,078,853)		$279,726,944

SHORT-TERM INVESTMENTS - 18.04%
U.S. Treasury Bills - 4.94%
United States Treasury Bill
1.22%, 03/19/2009	$94,000,000	$93,429,420

	Shares	Value
Money Market Fund - 13.10%
Fidelity Institutional Money
Market Fund - Government
Portfolio, 4.81% (c)	87,562,425	$87,562,425
Fidelity Institutional Money
Market Fund - U.S. Treasury
Portfolio, 5.13% (c)	80,000,000	80,000,000
AIM Prime Portfolio Money
Market Fund 4.81% (c)	80,000,000	80,000,000
		247,562,425
TOTAL SHORT -TERM INVESTMENTS
(Cost $340,962,286)		$340,991,845

Total Investments
(Cost $2,076,848,952) -
99.76%		$1,885,222,635
Other Assets in Excess of
Liabilities - 0.24%		4,470,817
TOTAL NET ASSETS -
100.00%		$1,889,693,452

Percentages are stated as a percent of net assets.
ADR – American Depository Receipt
(a) Non Income Producing
(b) Variable Rate Security
(c) Foreign Issue Security

See notes to the financial statements.

The Leuthold Funds

Leuthold Select Equities Fund
Schedule of Investments
September 30, 2008

	Shares	Value
COMMON STOCKS - 98.16%
Biotechnology - 4.13%
Biogen Idec, Inc. (a)	8,373	$421,078
Gilead Sciences, Inc. (a)	9,761	444,907
		865,985
Chemicals - 4.32%
CF Industries Holdings, Inc.	3,278	299,806
Potash Corp. (c)	2,301	303,755
Terra Industries, Inc.	10,289	302,497
		906,058
Computers & Peripherals - 2.31%
International Business
Machines Corp.	4,140	484,214

DiversifiedTelecommunication
Services - 1.12%
Telefonica SA - ADR	3,299	235,846

Electronic Equipment &
Instruments - 2.14%
Amphenol Corp.	11,164	448,123

Energy Equipment & Services - 5.51%
ENSCO International, Inc.	7,681	442,656
Helmerich & Payne, Inc.	7,725	333,643
Noble Corp.	8,627	378,725
		1,155,024
Food & Staples Retailing - 2.75%
Wal-Mart Stores, Inc.	9,642	577,459

	Shares	Value
Health Care Equipment
& Supplies - 4.33%
Covidien Ltd.	7,869	$423,038
St. Jude Medical, Inc. (a)	11,141	484,522
		907,560
Health Care Providers & Services - 2.29%
Universal Health Services, Inc.	8,559	479,561

Hotels, Restaurants & Leisure - 1.96%
McDonald’s Corp.	6,662	411,045

Household Durables - 1.89%
Matsushita Electric Industrial
Co. Ltd. - ADR	22,836	395,748

IT Services - 2.42%
Accenture Ltd. (c)	13,346	507,148

Leisure Equipment & Products - 2.77%
Marvel Entertainment, Inc. (a)	17,000	580,380

Life Insurance - 2.22%
IPC Holdings Ltd. (c)	15,388	464,872

Machinery - 5.17%
AGCO Corp. (a)	8,627	367,596
Bucyrus International, Inc. -
Class A	8,312	371,380
Cummins, Inc.	7,916	346,088
		1,085,064

See notes to the financial statements.

The Leuthold Funds

Leuthold Select Equities Fund
Schedule of Investments (continued)
September 30, 2008

	Shares	Value
Metals & Mining - 3.76%
Cleveland-Cliffs, Inc.	5,449	$288,470
Mechel Steel Group Oao - ADR	12,940	232,402
Steel Dynamics, Inc.	15,731	268,843
		789,715
Oil & Gas - 5.44%
ENI SPA - ADR	6,851	362,760
Murphy Oil Corp.	5,765	369,767
Whiting Petroleum Corp. (a)	5,748	409,603
		1,142,130
Oil, Gas & Consumable
Fuels - 1.99%
Devon Energy Corp.	4,567	416,510

Pharmaceuticals - 16.80%
Alcon, Inc. (c)	3,047	492,121
Eli Lilly & Co.	10,957	482,437
Genzyme Corp. (a)	8,119	656,746
Johnson & Johnson	8,373	580,081
Novo-Nordisk A/S - ADR	8,119	415,693
Perrigo Co.	10,807	415,637
Wyeth	13,015	480,774
		3,523,489
Phosphatic Fertilizers - 1.19%
Mosaic Co.	3,677	250,110

Road & Rail - 8.83%
CSX Corp.	8,881	484,636
Kansas City Southern (a)	9,760	432,954
Norfolk Southern Corp.	7,034	465,721
Union Pacific Corp.	6,596	469,371
		1,852,682

	Shares	Value
Software - 1.71%
Take-Two Interactive Software,
Inc. (a)	21,911	$359,340

Specialty Retail - 9.11%
Advance Auto Parts, Inc.	11,544	457,835
Aeropostale, Inc. (a)	14,883	477,893
Autozone, Inc. (a)	3,781	466,348
Ross Stores, Inc.	13,791	507,647
		1,909,723
Tobacco - 2.10%
British American Tobacco
PLC - ADR	7,104	440,448

WirelessTelecommunication
Services - 1.90%
MobileTelesystems -ADR	7,104	397,895
TOTAL COMMON STOCKS
(Cost $23,732,580)		$20,586,129

PREFERRED STOCKS - 2.42%
DiversifiedTelecommunication
Services - 2.42%
Brasil Telecom SA (c)	7,612	$166,551
Tele Norte Leste Participacoes
SA (c)	19,537	341,116
TOTAL PREFERRED STOCKS
(Cost $785,173)		$507,667

See notes to the financial statements.

The Leuthold Funds

Leuthold Select Equities Fund
Schedule of Investments (continued)
September 30, 2008

	Shares	Value
SHORT-TERM INVESTMENTS - 1.09%
Money Market Fund - 1.09%
Fidelity Institutional Money
Market Funds - Government
Portfolio, 2.29%(b)	229,619	$229,619
TOTAL SHORT-TERM INVESTMENTS
(Cost $229,619)		$229,619

Total Investments
(Cost $24,747,372) - 101.67%		$21,323,415
Liabilities in Excess of
Other Assets - (1.67)%		(351,374)
TOTAL NET ASSETS - 100.00%		$20,972,041

Percentages are stated as a percent of net assets.
ADR – American Depository Receipt
(a) Non Income Producing
(b) Variable Rate Security
(c) Foreign Issue Security

See notes to the financial statements.

The Leuthold Funds

Leuthold Undervalued & Unloved Fund
Schedule of Investments
September 30, 2008

	Shares	Value
COMMON STOCKS - 99.64%
Automobiles - 2.07%
Harley-Davidson, Inc.	11,194	$417,536

Chemicals - 3.50%
The Dow Chemical Co.	6,445	204,822
Methanex Corp. (c)	5,262	104,661
RPM International, Inc.	20,545	397,341
		706,824
Commercial Banks - 15.53%
Bancorpsouth, Inc.	8,041	226,193
BB&T Corp.	6,720	254,016
Comerica, Inc.	14,151	464,011
HSBC Holdings PLC - ADR	2,907	234,973
PNC Financial Services Group	7,227	539,857
TCF Financial Corp.	32,057	577,026
Umpqua Holdings Corp.	13,642	200,674
US Bancorp	11,196	403,280
Whitney Holding Corp.	9,802	237,699
		3,137,729
Commercial Services & Supplies - 2.62%
Pitney Bowes, Inc.	15,942	530,231

Computers & Peripherals - 2.91%
Lexmark International, Inc. (a)	10,863	353,808
NCR Corp. (a)	4,417	97,395
SeagateTechnology (c)	11,223	136,022
		587,225
Containers & Packaging - 1.72%
Packaging Corp of America	15,032	348,442

Diversified Financial Services - 1.84%
J.P. Morgan Chase & Co.	7,949	371,218

	Shares	Value
Electric Utilities - 6.51%
Cleco Corp.	11,134	$281,133
Enersis SA - ADR	14,094	230,014
Hawaiian Electric Industries	10,064	292,963
PG&E Corp.	10,542	394,798
Westar Energy, Inc.	5,043	116,191
		1,315,099
Electrical Equipment - 1.81%
Thomas & Betts Corp. (a)	9,351	365,344

ElectromedicalAnd Electrotherapeutic
Apparatus - 0.53%
Syneron Medical Ltd. (a)(c)	7,578	107,986

Electronic Equipment & Instruments - 3.13%
AU Optronics Corp. - ADR	28,725	326,316
SYNNEX Corp. (a)	13,695	305,946
		632,262
Energy Equipment & Services - 5.45%
Nabors Industries Ltd. (a)(c)	12,029	299,763
Pioneer Drilling Co. (a)	29,597	393,640
Rowan Companies, Inc.	9,285	283,657
Tidewater, Inc.	2,234	123,674
		1,100,734
Food & Staples Retailing - 1.13%
Winn Dixie Stores, Inc. (a)	16,429	228,363

Food Products - 3.35%
Sara Lee Corp.	53,531	676,097

See notes to the financial statements.

The Leuthold Funds

Leuthold Undervalued & Unloved Fund
Schedule of Investments (continued)
September 30, 2008

	Shares	Value
Health Care Providers & Services - 3.96%
Kindred Healthcare, Inc. (a)	17,374	$479,001
Pharmerica Corp. (a)	14,281	321,180
		800,181
Household Durables - 1.61%
Tupperware Corp.	11,741	324,404
Industrial Conglomerates - 1.51%
Tyco International Ltd. (c)	8,742	306,145
Insurance - 9.22%
The Allstate Corp.	5,304	244,620
American Financial Group, Inc.	10,592	312,464
Arch Capital Group Ltd. (a)(c)	4,496	328,343
Chubb Corp.	8,448	463,795
Protective Life Corp.	5,346	152,414
Travelers Companies, Inc.	4,983	225,232
Zenith National Insurance Corp.	3,726	136,521
		1,863,389
IT Services - 1.85%
MPS Group, Inc. (a)	37,161	374,583
Motion PictureAndVideoTape
Production - 2.31%
Dreamworks Animation
Skg, Inc. (a)	14,817	465,995
Multi-Utilities - 1.63%
Duke Energy Corp.	18,948	330,264
Oil & Gas - 4.29%
Devon Energy Corp.	6,437	587,055
Total SA - ADR	4,615	280,038
		867,093

	Shares	Value
Oil, Gas & Consumable Fuels - 1.08%
Tsakos Energy Navigation Ltd. (c) 7,349		$217,971

Paper & Forest Products - 0.69%
International Paper Co.	5,333	139,618

Pharmaceutical Preparations - 2.41%
Viropharma, Inc. (a)	37,119	487,001

Pharmaceuticals - 8.25%
AstraZeneca PLC - ADR	14,612	641,174
Bristol-Myers Squibb Co.	30,335	632,485
King Pharmaceuticals, Inc. (a)	40,990	392,684
		1,666,343
Real Estate - 0.94%
Host Marriott Corp.	14,231	189,130

Retail - 1.73%
Home Depot, Inc.	13,466	348,635

Specialty Retail - 0.81%
Chico’s FAS, Inc. (a)	29,909	163,602

Textiles, Apparel & Luxury Goods - 1.65%
Brown Shoe Co, Inc.	6,167	101,015
Skechers U.S.A., Inc.- Class A (a)	4,954	83,376
Warnaco Group, Inc. (a)	3,269	148,053
		332,444
Tobacco - 3.60%
Reynolds American, Inc.	8,732	424,550
Universal Corp.	6,163	302,541
		727,091

See notes to the financial statements.

The Leuthold Funds

Leuthold Undervalued & Unloved Fund
Schedule of Investments (continued)
September 30, 2008

	Shares	Value
TOTAL COMMON STOCKS
(Cost $20,931,009)		$20,128,979

SHORT-TERM INVESTMENTS - 2.49%
Money Market Fund - 2.49%
Fidelity Institutional Money
Market Funds - Government
Portfolio, 2.29% (b)	502,897	$502,897
TOTAL SHORT- TERM
INVESTMENTS (Cost $502,897)		$502,897

Total Investments
(Cost $21,433,906) - 102.13%		$20,631,876
Liabilities in Excess of Other
Assets - (2.13)%		(430,506)
TOTAL NET ASSETS - 100.00%		$20,201,370

Percentages are stated as a percent of net assets.
ADR –American Depository Receipt
(a) Non Income Producing
(b) Variable Rate Security
(c) Foreign Issue Security

See notes to the financial statements.

The Leuthold Funds

Leuthold Global Fund
Schedule of Investments
September 30, 2008

	Shares	Value
COMMON STOCKS - 50.67%
Air Freight & Logistics - 0.64%
Ryder System, Inc.	7,323	$454,026

Beverages - 0.68%
Asahi Breweries Ltd. (c)	11,300	195,496
Kirin Brewery Co. Ltd. (c)	22,000	284,839
		480,335
Biotechnology - 4.11%
Actelion Ltd. (a)(c)	7,729	392,569
Amgen, Inc. (a)	6,828	404,695
Biogen Idec, Inc. (a)	12,858	646,629
CSL Ltd. (c)	13,115	386,583
Genus	27,214	362,866
Gilead Sciences, Inc. (a)	7,983	363,865
Grifols Sa (c)	14,177	359,250
		2,916,457
Chemicals - 3.67%
BASF AG (c)	6,820	324,039
China Bluechemical Ltd. (c)	592,000	324,787
Linde AG (c)	1,906	202,532
Methanex Corp. (a)(c)	17,544	343,709
Mitsui Chemicals, Inc. (c)	112,000	482,309
Nova Chemical (a)(c)	15,508	340,834
Tosoh Corp. (c)	61,000	175,507
Zeon Corporation (c)	122,000	412,957
		2,606,674

	Shares	Value
DiversifiedTelecommunication
Services - 5.20%
Bee, Inc. (c)	8,749	$302,396
Belgacom SA (c)	9,729	362,751
China Netcom Group Corp.
Hk Ltd. - ADR	7,425	337,689
France Telecom SA (c)	13,614	379,482
NipponTelegraph &Telephone
Corp. - ADR (a)	11,474	258,280
Philippine Long Distance
Telephone - ADR	6,107	344,068
Telecom Italia SpA - ADR	15,535	231,782
Telenor ASA (c)	23,400	285,980
TeliaSonera AB (c)	65,000	367,067
Telkom SA Ltd. - ADR	3,014	153,714
Verizon Communications, Inc.	20,821	668,146
		3,691,355
Electric Utilities - 5.44%
British Energy Group (c)	49,537	669,324
CPFL Energia S A - ADR	3,976	222,099
Edison International	8,755	349,325
Electricite De France	5,640	404,422
Emera, Inc. (a)(c)	25,008	497,458
Endesa SA (c)	9,313	337,210
Enel SpA (c)	39,358	326,353
Hong Kong Electric Holdings (c)	77,500	484,073
Pepco Holdings, Inc.	3,063	70,173
The Tokyo Electric Power
Co., Inc. (c)	20,700	504,095
		3,864,532

See notes to the financial statements.

The Leuthold Funds

Leuthold Global Fund
Schedule of Investments (continued)
September 30, 2008

	Shares	Value
Electronic Equipment &
Instruments - 3.53%
Arrow Electronics, Inc. (a)	13,896	$364,353
AU Optronics Corp. ADR	28,867	327,929
Avnet, Inc. (a)	14,925	367,603
AVX Corp.	35,723	364,017
Ingram Micro, Inc. (a)	25,800	414,606
Taiyo Yuden Co. Ltd. (c)	34,000	324,799
TDK Corp. (c)	7,100	343,134
		2,506,441
Energy Equipment & Services - 3.79%
BJ Services Co.	17,762	339,787
Global Industries Ltd. (a)	11,838	82,156
Helix Energy Solutions
Group, Inc. (a)	14,418	350,069
Helmerich & Payne, Inc.	5,982	258,363
Nabors Industries Ltd. (a)(c)	8,925	222,411
Noble Corp.	8,879	389,788
Patterson-UTI Energy, Inc.	12,162	243,483
Precision Drilling Trust (c)	14,974	248,119
Rowan Companies, Inc.	18,173	555,185
		2,689,361
Gas Utilities - 2.75%
AGL Resources, Inc.	10,858	340,724
Atmos Energy Corp.	14,480	385,457
Gas Natural SDG SA (c)	6,169	226,497
Hong Kong & China Gas (c)	139,100	314,571
Southern Union Co.	14,641	302,337
UGI Corp.	14,706	379,121
		1,948,707

	Shares	Value
Marine - 1.70%
China COSCO Holdings
Co. Ltd. (c)	109,000	$96,438
China Shipping Container
Lines Co. Ltd. (c)	456,000	76,344
D/S Norden (c)	4,090	191,767
Kuehne & Nagel
International AG (c)	5,367	351,610
Neptune Orient Lines Ltd. (c)	152,000	189,359
Orient Overseas International (c)	56,500	142,035
Pacific Basin Shipping Ltd. (c)	196,000	159,024
		1,206,577
Metals & Mining - 0.15%
Godo Steel Ltd. (c)	34,000	104,856

Multi-Utilities - 0.79%
Duke Energy Corp.	32,085	559,241

Multi-Utilities & Unregulated
Power - 0.79%
Energen Corp.	6,278	284,268
Oneok, Inc.	8,088	278,227
		562,495
Office Electronics - 2.51%
Ability Enterprise (c)	172,415	131,165
Konica Minolta Holdings, Inc. (c)	27,500	306,920
Oce NV(c)	44,936	316,304
Ricoh Co. Ltd. (c)	24,000	326,529
ToshibaTec Corp. (c)	79,000	304,546
ZebraTechnologies Corp. (a)	14,193	395,275
		1,780,739

See notes to the financial statements.

The Leuthold Funds

Leuthold Global Fund
Schedule of Investments (continued)
September 30, 2008

	Shares	Value
Oil & Gas - 1.93%
Apache Corp.	1,961	$204,493
Frontier Oil Corp.	15,535	286,155
Petroleo Brasileiro SA - ADR	4,243	186,480
Tesoro Petroleum Corp.	17,946	295,929
Valero Energy Corp.	6,312	191,254
XTO Energy, Inc.	4,456	207,293
		1,371,604
Oil, Gas & Consumable Fuels - 1.23%
Beach Petroleum (c)	253,414	181,236
Devon Energy Corp.	2,172	198,086
Petro-Canada (a)(c)	6,950	231,177
Royal Dutch Shell PLC (c)	9,295	260,765
		871,264
Petroleum Refining - 0.39%
BP PLC ADR	5,559	278,895

Pharmaceuticals - 0.96%
Genzyme Corp. (a)	8,440	682,712

Road & Rail - 3.81%
Canadian National Railway Co. (c)	9,478	453,333
MTR Corp. Ltd. (c)	161,500	471,094
Nippon Express Co. Ltd. (c)	82,000	357,745
Nippon Konpo Unyu Soko
Co. Ltd.(c)	40,000	368,577
Norfolk Southern Corp.	8,279	548,152
Union Pacific Corp.	7,129	507,300
		2,706,201

	Shares	Value
Software - 3.56%
Compuware Corp. (a)	59,971	$581,119
Microsoft Corp.	24,427	651,957
Nsd Co. Ltd. (c)	36,300	290,455
Soft-World International Co. (c)	66,000	141,406
Sumisho Computer Systems (c)	25,000	375,159
Sybase, Inc. (a)	15,947	488,297
		2,528,393
Telephone Communications, Except
Radiotelephone - 0.22%
PortugalTelecom
SGPS SA - ADR	15,751	158,770

WirelessTelecommunication
Services - 2.82%
America Movil SA de CV - ADR	7,457	345,707
Millicom International
Cellular, SA (c)	4,284	294,182
NTT DoCoMo, Inc. - ADR (a)(c)	23,222	369,230
Partner Communications -
ADR	21,504	396,104
Telephone & Data Systems, Inc.	8,406	300,514
Turkcell Iletisim Hizmet AS
ADR	19,702	295,333
		2,001,070
TOTAL COMMON STOCKS
(Cost $42,237,812)		$35,970,705

See notes to the financial statements.

The Leuthold Funds

Leuthold Global Fund
Schedule of Investments (continued)
September 30, 2008

	Shares	Value
EXCHANGE-TRADED FUNDS - 4.39%
iShares MSCI EAFE
Index Fund	27,715	$1,560,354
iShares MSCI Emerging Markets
Index Fund	9,430	325,618
SPDR Trust Series 1	10,575	1,226,594
TOTAL EXCHANGE -TRADED FUNDS
(Cost $2,962,695)		$3,112,566

PREFERRED STOCKS - 0.50%
DiversifiedTelecommunication
Services - 0.50%
Tele Norte Leste
Participacoes SA (c)	20,210	$352,867
TOTAL PREFERRED STOCKS
(Cost $452,116)		$352,867

	Principal
	Amount	Value
FOREIGN GOVERNMENT BONDS - 18.46%
Australia Government Bond
5.750%, 06/15/2011(c)	$2,951,000	$2,370,301
Brazilian Government
International Bond
12.500%, 01/05/2022 (c)	5,951,000	3,205,515
New Zealand Government
Bond 7.000%, 07/15/2009(c)	2,981,000	1,997,250
Norway Government Bond
5.500%, 05/15/2009 (c)	8,563,000	1,452,675
Sweden Government Bond
5.000%, 01/28/2009 (c)	9,655,000	1,396,975
United Kingdom Gilt
4.750%, 06/07/2010 (c)	1,493,000	2,685,611
TOTAL FOREIGN GOVERNMENT
BONDS (Cost $14,828,200)		$13,108,327

	Shares	Value
WARRANTS - 0.00%
Beach Petroleum Ltd.(c)
Expiration: June, 2010,
Exercise Price: $2.000	9,137	$506
TOTAL WARRANTS (Cost $0)		$506

See notes to the financial statements.

The Leuthold Funds

Leuthold Global Fund
Schedule of Investments (continued)
September 30, 2008

	Shares	Value
SHORT-TERM INVESTMENTS - 28.64%
Money Market Fund - 28.64%
Fidelity Institutional Money
Market Fund - Government
Portfolio, 2.29%(b)	20,332,173	$20,332,173
TOTAL SHORT-TERM INVESTMENTS
(Cost $20,332,173)		$20,332,173

Total Investments
(Cost $80,812,996) - 102.66%		$72,877,144
Liabilities in Excess of
Other Assets - (2.66)%		(1,890,446)
TOTAL NET ASSETS -
100.00%		$70,986,698

Percentages are stated as a percent of net assets.
ADR –American Depository Receipt
(a) Non Income Producing
(b) Variable Rate Security
(c) Foreign Issue Security

See notes to the financial statements.

The Leuthold Funds

Notes to the Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Leuthold Funds, Inc. (the “Company”) was incorporated on August 30, 1995, as a Maryland Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940. The Company consists of seven series (the “Funds”): Leuthold Core Investment Fund, Leuthold Select Industries Fund, Grizzly Short Fund, Leuthold Asset Allocation Fund, Leuthold Select Equities Fund, Leuthold Undervalued & Unloved Fund, and Leuthold Global Fund. The investment objective of the Leuthold Core Investment Fund and the Leuthold Asset Allocation Fund is to seek total return consistent with prudent investment risk over the long-term. The investment objective of the Leuthold Select Industries Fund, Grizzly Short Fund, and the Leuthold Select Equities Fund is capital appreciation. The Leuthold Undervalued & Unloved Fund and Leuthold Global Fund seek long-term capital appreciation and dividend income. The Leuthold Core Investment Fund commenced operations on November 20, 1995. Effective January 31, 2006 the Leuthold Core Investment Fund issued a class of Institutional Shares, which are not subject to the 0.10% shareholder servicing fee that the Retail Shares are subject to, as described in the Funds’ prospectus. Leuthold Select Industries Fund and Grizzly Short Fund commenced operations on June 19, 2000. Leuthold Asset Allocation Fund and Leuthold Select Equities Fund commenced operations on May 24, 2006. Leuthold Undervalued & Unloved Fund commenced operations on November 14, 2006. Effective January 31, 2007, the Leuthold Asset Allocation Fund added a class of Institutional Shares, which is not subject to the 0.25% 12b-1 fee that the Retail Shares are subject to, as discussed in the Funds’ prospectus.

Effective at the close of business on March 31, 2006, the Retail Shares of the Leuthold Core Investment Fund and the Leuthold Select Industries Fund were closed to new investors, except as stated in the Prospectus. The Leuthold Global Fund commenced operations on April 30, 2008, issuing a class of Institutional Shares and adding a new class of Retail Shares effective July 1, 2008, which are subject to a 0.25% 12b-1 fee that the Institutional Shares are not subject to.

The following is a summary of significant accounting policies consistently followed by the Funds.

a)   Investment Valuation – Securities listed on a national securities exchange are valued at the last sale price on the day the valuation is made, and securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market are valued at the Nasdaq Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices.  Securities sold short which are listed on an exchange but which are not traded on the valuation date are valued at the average of the current bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Other investment assets, including certain investments in open-end investment companies, and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Board of Directors and the Funds’ Fair Value Pricing Committee. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market price.

The Leuthold Funds

Some of the factors which may be considered by the Board of Directors and the Funds’ Fair Value Pricing Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. Included in other assets of the Leuthold Core Investment Fund at September 30, 2008 are receivables of $3.1 million, or 0.22% of the Fund’s net assets, which represent allowed claims against the bankrupt estates of Refco, Inc. and its affiliates and interests in litigation trusts established to pursue claims of the bankrupt estates and their creditors. These assets are assessed for collectability based on expected recoveries, the illiquidity of the assets, and the effect of a settlement with another party on a matter related to Refco, Inc. The Leuthold Core Investment Fund may invest directly in metals such as aluminum, copper, zinc, lead, nickel, tin, silver, palladium and other industrial and precious metals. Metals listed on the London Metals Exchange are valued at the last sale price on the valuation date. Metals not traded on an exchange are valued at the mid-point between the closing bid and asked prices as obtained from a commonly used reputable pricing source. The prices of such metals may be subject to substantial price fluctuations and may be affected by broad economic, financial, and political factors, including inflation, metal sales by governments or international agencies, speculation, changes in industrial and commercial demand, currency devaluations or revaluations, trade imbalances, and governmental prohibitions or restrictions.

Further, investments in metals can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. Investments in metals earn no investment income and may involve higher custody and transaction costs than investments in securities. The Funds held no metals as of September 30, 2008.

The Leuthold Core Investment Fund may enter into physical industrial metals forward contracts obligating the Fund to receive physical industrial metals at a specified future date. The forward contracts are valued based on closing prices for the forward contracts and the physical industrial metals which are received daily from the London Metal Exchange and unrealized appreciation or depreciation is recorded daily as the difference between the closing price of the physical industrial metals and the closing forward value applied to the face amount of the contract. A realized gain or loss is recorded at the time the metals received from the forward contract are sold.

In September, 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial  Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier adoption is permitted. The adoption of FAS 157 will not impact the financial statements amounts; however, additional disclosures will be required regarding the inputs used to develop the measurements and the effect of certain of the measurements included within the Statements of Operations.

The Leuthold Funds

In March, 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the impact on the Funds’ financial statement disclosures of FAS 161.

b)   Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as “regulated investment companies” and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. The Funds also designate as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares. The tax character of distributions paid during the fiscal periods ended September 30, 2008 and 2007 was as follows:

	2008

		Long-Term	Return
	Ordinary	Capital	of
	Income	Gain	Capital	Total

Leuthold Core
Investment Fund	$131,964,037	$210,326,930	$––	$342,290,967

Leuthold Select
Industries Fund	5,899,952	13,033,625	90,474	19,024,051

Grizzly Short Fund	1,744,732	––	––	1,744,732

Leuthold Asset
Allocation Fund	43,415,962	409,831	––	43,825,793

Leuthold Select
Equities Fund	441,846	36,643	35,682	514,171

Leuthold Undervalued
& Unloved Fund	199,951	––	––	199,951

Leuthold Global Fund	—	––	––	––

	2007

	Ordinary	Long-Term
	Income	Capital Gain	Total

Leuthold Core
Investment Fund	$33,432,434	$7,272,219	$40,704,653
Leuthold Select
Industries Fund	936,730	859,591	1,796,321
Grizzly Short Fund	2,948,289	—	2,948,289
Leuthold Asset
Allocation Fund	7,653,933	—	7,653,933
Leuthold Select
Equities Fund	—	—	—
Leuthold Undervalued
& Unloved Fund	103,591	—	103,591

The Leuthold Funds

At September 30, 2008, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Leuthold	Leuthold
	Core	Select	Grizzly
	Investment	Industries	Short
	Fund	Fund	Fund

Undistributed
ordinary income	$—	$—	$302,899

Distributable earnings	—	—	302,899
Capital loss carryover
and post-October
losses	(8,439,639)	(923,559)	(3,670,517)
Other accumulated
losses	—	—	(3,137,643)
Unrealized appreciation
(depreciation)	(31,726,854)	(3,422)	12,558,116

Accumulated
earnings (deficit)	$(40,166,493)	$(926,981)	$6,052,855

	Leuthold	Leuthold
	Asset	Select
	Allocation	Equities
	Fund	Fund

Undistributed ordinary income	$246,602	$—

Distributable earnings	246,602	—
Capital loss carryover and
post-October losses	(111,574,910)	(2,578,583)
Unrealized appreciation
(depreciation)	(200,799,320)	(3,439,052)

Accumulated
earnings (deficit)	$(312,127,628)	$(6,017,635)

	Leuthold
	Undervalued	Leuthold
	& Unloved	Global
	Fund	Fund

Undistributed ordinary income	$62,181	$302,019

Distributable earnings	62,181	302,019
Capital loss carryover and
post-October losses	(3,361,527)	(578,545)
Other accumulated losses	—	—
Unrealized appreciation
(depreciation)	(914,240)	(8,146,607)

Accumulated
earnings (deficit)	$(4,213,586)	$(8,423,133)

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. U.S. Generally Accepted Accounting Principles (“GAAP”) requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. These differences are primarily due to net operating losses, and differences from REIT adjustments and foreign currency gain and loss.

On the Statements of Assets and Liabilities, the following adjustments were made:

	Accumulated
	Net	Accumulated
	Investment	Realized
	Income	Gains	Capital
	(Loss)	(Losses)	Stock

Leuthold Core
Investment Fund	$(8,350,946)	$(8,670,660)	$17,021,606
Leuthold Select
Industries Fund	89,386	1,087	(90,473)
Grizzly Short Fund	152,630	(152,630)	—
Leuthold Asset
Allocation Fund	(153,335)	153,334	1
Leuthold Select
Equities Fund	46,934	(11,252)	(35,682)
Leuthold Global
Fund	7,280	—	(7,280)

The Funds intend to utilize provisions of the federal income tax laws which allow the Funds to carry realized capital losses forward for eight years following the year of loss and offset such losses against any future realized capital gains. At September 30, 2008, the Funds had the following capital loss carry forwards available for federal income tax purposes:

The Leuthold Funds

Grizzly
Expiration Date	Short Fund

9/30/2015	$(3,670,517)

Leuthold
Undervalued
Expiration Date	&Unloved Fund

9/30/2016	$(256,643)

The Leuthold Core Investment Fund, Select Industries Fund, Asset Allocation Fund, Select Equities Fund, Undervalued & Unloved Fund, and Global Fund intend to defer and treat $8,439,639, $923,559, $111,574,910, $2,578,583, $3,104,884, and $578,545, respectively, of post-October losses incurred during the fiscal period ended September 30, 2008 as arising in the fiscal year ending September 30, 2009.

Effective March 31, 2008, the Funds adopted FASB Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes.” FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns. These positions must meet a “more-likely-than-not” standard that, based on the technical merits, have more than fifty percent likelihood of being sustained upon examination. In evaluation of whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Funds to analyze all open tax years for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. As of September 30, 2008, open Federal tax years include the tax years ended September 30, 2005 through 2008. The Funds have no examinations in progress.

The Funds have reviewed all open tax years in major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Funds’ financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end September 30, 2008. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c)    Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually.

d)    Use of Estimates – The preparation of financial statements in conformity with U.S. Generally Accepted Accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e)    Short Positions – For financial statement purposes, an amount equal to the required amount of collateral to be segregated for short positions is included in the Statements of Assets and Liabilities as an asset. The amount of the securities sold short, shown as a liability, is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statements of Assets and Liabilities. The Funds are liable for any dividends or interest payable on securities while those securities are in a short position.

The Leuthold Funds

As collateral for its short positions, the Funds are required under the Investment Company Act of 1940 to maintain segregated assets consisting of cash, cash equivalents, or liquid securities. These segregated assets are valued consistent with Note 1a above. The amount of segregated assets is required to be adjusted daily to reflect changes in the market value of the securities sold short. The Leuthold Core Investment Fund, Grizzly Short Fund, Leuthold Asset Allocation Fund, and Leuthold Global Fund’s receivable from broker for securities sold short is with one major security dealer. The Funds do not require this broker to maintain collateral in support of the receivable from broker for proceeds on securities sold short.

f)   Other – Investment and shareholder transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds, and interest income is recognized on an accrual basis. Discounts and premiums on bonds are amortized using the yield to maturity method over the life of the respective bond.

g)    Expenses – Expenses that directly relate to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds, such as Directors fees and expenses, insurance expense, and legal fees are allocated between the seven Funds based on the relative net asset value of the individual Funds.

h)    Counterparty risk – Counterparty risk may arise as the result of the failure of a counterparty to a securities contract to comply with the terms of the contract. Potential counterparty risk is measured by the credit worthiness of the counterparty and additional risk may arise from unanticipated events affecting the value of the underlying security.

2.  INVESTMENT  TRANSACTIONS
Purchases and sales of investment securities, other than short-term investments and short sales, for the year ended September 30, 2008 are summarized below.

	Purchases	Sales

Leuthold Core Investment Fund	$2,764,803,715	$2,831,499,600
Leuthold Select Industries Fund	83,183,408	104,339,291
Leuthold Asset Allocation Fund	3,351,633,086	2,003,820,681
Leuthold Select Equities Fund	56,654,231	43,371,763
Leuthold Undervalued &
Unloved Fund	29,710,229	16,913,851
Leuthold Global Fund	77,432,103	16,015,971

At September 30, 2008, gross unrealized appreciation and depreciation of investments and cost of investments (excluding short positions) for tax purposes were as follows:

	Leuthold	Leuthold
	Core	Select	Grizzly
	Investment	Industries	Short
	Fund	Fund	Fund

Cost of investments	$1,446,303,569	$42,807,098	$104,919,848

Gross unrealized
appreciation	$54,936,531	$2,307,089	$28,674
Gross unrealized
depreciation	(86,663,385)	(2,310,511)	––

Net unrealized
appreciation/
depreciation	$(31,726,854)	$(3,422)	$28,674

	Leuthold	Leuthold
	Asset	Select
	Allocation	Equities
	Fund	Fund

Cost of investments	$2,085,266,186	$24,762,470

Gross unrealized appreciation	$32,411,222	$386,875
Gross unrealized depreciation	(233,210,542)	(3,825,927)

Net unrealized appreciation/
depreciation	$(200,799,320)	$(3,439,052)

The Leuthold Funds

	Leuthold
	Undervalued	Leuthold
	& Unloved	Global
	Fund	Fund

Cost of investments	$21,546,116	$80,991,548

Gross unrealized appreciation	$950,304	$270,353
Gross unrealized depreciation	(1,864,544)	(8,416,960)

Net unrealized appreciation/
depreciation	$(914,240)	$(8,146,607)

The differences between book and tax basis of unrealized appreciation (depreciation) are primarily attributable to the tax deferral of losses on wash sales.

3.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Funds have entered into an Investment Advisory Agreement (“advisory agreement”) with Leuthold Weeden Capital Management (“Investment Advisor”).  Pursuant to its advisory agreement with the Funds, the Investment Advisor is entitled to receive a fee, calculated daily and payable monthly, at annual rates of 0.90%, 1.00%, 1.25%, 0.90%, 1.00%, 0.75%, and 1.25% for the Leuthold Core Investment Fund, Leuthold Select Industries Fund, Grizzly Short Fund, Leuthold Asset Allocation Fund, Leuthold Select Equities Fund, Leuthold Undervalued & Unloved Fund, and Leuthold Global Fund, respectively, as applied to each Fund’s daily net assets.

The Investment Adviser has agreed to waive its advisory fee and/or reimburse the Funds’ other expenses, including organization expenses, to the extent necessary to ensure that the Funds’ total operating expenses (exclusive of interest, taxes, brokerage commissions, dividends and interest on short positions, and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) do not exceed the following rates, based on each Fund’s average daily net assets:

Leuthold Core Investment Fund	1.25%
Leuthold Select Industries Fund	1.60%
Grizzly Short Fund	2.50%
Leuthold Asset Allocation Fund	1.50%
Leuthold Select Equities Fund	1.85%
Leuthold Undervalued & Unloved Fund	1.50%
Leuthold Global Fund	1.85%

Any waiver or reimbursement is subject to later adjustments to allow the Investment Adviser to recoup amounts previously waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s expense limitation, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. Amounts subject to future recoupment as of September 30, 2008 are as follows:

Leuthold Undervalued & Unloved Fund
Year of Expiration	Recoverable Amount

9/30/11	$11,856

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator, and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds. For the year ended September 30, 2008, the Leuthold Core Investment Fund, Leuthold Select Industries Fund, Grizzly Short Fund, Leuthold Asset Allocation Fund, Leuthold Select Equities Fund, Leuthold Undervalued & Unloved Fund, and Leuthold Global Fund paid Weeden & Co., L.P., an affiliate of the Adviser, $2,035,747, $85,837, $100,479, $1,241,824, $2,854, $13,934, and $41,812, respectively, for brokerage commissions.

The Leuthold Funds

4.  DISTRIBUTION PLAN

Each of the Leuthold Asset Allocation Fund - Retail Class, the Leuthold Select Equities Fund, the Leuthold Undervalued & Unloved Fund and the Leuthold Global Fund - Retail Class has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act,whereby Rafferty Capital Markets, LLC serves as distributor. This plan allows each Fund to use up to 0.25% of its average daily net assets to pay sales, distribution, and other fees for the sale of its shares and for services provided to investors. Each Fund may pay all or a portion of this fee to any securities dealer, financial institution, or any other person who renders personal service to the Funds’ shareholders, assists in the maintenance of the Funds’ shareholder accounts, or who renders assistance in distributing or promoting the sale of shares of the Fund pursuant to a written agreement approved by the Board of Directors. To the extent such fee is not paid to such persons, each of the Funds may use the fee for its expenses of distribution of its shares, including, but not limited to, payment by the Fund of the cost of preparing, printing, and distributing Prospectuses and Statements of Additional Information to prospective investors and of implementing and operating the Plan.

5.  INDEMNIFICATIONS

The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

6.  ILLIQUID SECURITIES

The Funds may invest up to 5% of net assets in securities for which there is no readily available market (“illiquid securities”). The 5% limitation includes securities whose disposition would be subject to legal restrictions (“restricted securities”). Illiquid and restricted securities often have a market value lower than the market price of unrestricted securities of the same issuer and are not readily marketable without some time delay. This could result in a Fund being unable to realize a favorable price upon disposition of such securities and in some cases might make disposition of such securities at the time desired by the Fund impossible.

7.  LENDING PORTFOLIO SECURITIES

The Funds may lend portfolio securities constituting up to 30% of total assets to unaffiliated broker dealers, banks, or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned. The Funds did not lend any portfolio securities during the reporting period, and will not enter into any securities lending arrangements in the future without the prior approval of the Board of Directors.

The Leuthold Funds

REPORT  OF  INDEPENDENT  REGISTERED  PUBLIC  ACCOUNTING FIRM

To the Shareholders and Board of Directors Leuthold Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Leuthold Funds, Inc. (consisting of Leuthold Core Investment Fund, Leuthold Select Industries Fund, Grizzly Short Fund, Leuthold Asset Allocation Fund, Leuthold Select Equities Fund, Leuthold Undervalued & Unloved Fund, and  Leuthold Global Fund) (the “Funds”) as of September 30, 2008, and the related statements of operations, changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Leuthold Funds, Inc. at September 30, 2008, the results of their operations, changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
November 25, 2008

The Leuthold Funds

ADDITIONAL INFORMATION

SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS (UNAUDITED)

The percentage of dividend income distributed for the year ended September 30, 2008, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is as follows: Leuthold Core Investment Fund 23.17%, Leuthold Select Industries Fund 23.01%, Leuthold Asset Allocation Fund 51.36%, Leuthold Select Equities Fund 66.82%, Leuthold Undervalued & Unloved Fund 100.00%, and Leuthold Global Fund 0.00%.

The percentage of dividend income distributed for the year ended September 30, 2008, which is designated as qualifying dividend income for purposes of the corporate dividends received deduction, is as follows (unaudited):Leuthold Core Investment Fund 19.50%, Leuthold Select Industries Fund 18.10%, Leuthold Asset Allocation Fund 34.00%, Leuthold Select Equities Fund 30.50%, Leuthold Undervalued & Unloved Fund 100.00%, and Leuthold Global Fund 0.00%.

ADDITIONAL INFORMATION FOR FOREIGN SHAREHOLDERS ONLY (UNAUDITED)

The Leuthold Core Investment Fund, Leuthold Select Industries Fund, Grizzly Short Fund, Leuthold Asset Allocation Fund, Leuthold Select Equities Fund, Leuthold Undervalued & Unloved Fund, and Leuthold Global Fund designate 22.87%, 0.15%, 42.67%, 40.55%, 3.78%, 3.97%, and 0.00%, respectively, of their ordinary distributions paid as qualified interest related dividends under the Internal Revenue Code Section 871(k)(1)(c) for the year ended September 30, 2008.

The Leuthold Core Investment Fund, Leuthold Select Industries Fund, Leuthold Asset Allocation Fund, and Leuthold Select Equities Fund designated 77.45%, 95.10%, 30.19%, and 100.00%, respectively, of the ordinary distributions paid as short-term capital gain distributions under the Internal Revenue Code Section 871(k)(2)(c) for the year ended September 30, 2008.

The Leuthold Funds

ADDITIONAL DISCLOSURE REGARDING FUND DIRECTORS AND OFFICERS (UNAUDITED)

Independent Directors

# of
				Portfolios in	Other
	Position(s)	Term of Office		Fund Complex	Directorships
Name, Age,	Held with	and Length of	Principal Occupation	Overseen By	Held by
and Address	the Company	Time Served	During Past Five Years	Director	Director
John S. Chipman (82)	Director	Indefinite Term	Regents Professor of Economics at	7	None
33 South Sixth Street		12 Years Served	the University of Minnesota since
Suite 4600			1981. Guest Professor at the
Minneapolis, MN 55402			University of Konstanz, Germany,
from 1986 to 1991 and was awarded
an honorary doctorate from such
institution in 1991.

Lawrence L. Horsch (73)	Director	Indefinite Term,	Member of the Board of Directors of	7	None
33 South Sixth Street	and Chairman	12 Years Served	Boston Scientific Corp., a public
Suite 4600			company engaged in developing,
Minneapolis, MN 55402			producing, and marketing medical
devices from February 1995 to May
2003. Mr. Horsch served in various
capacities with SCIMED Life
Systems, Inc., including Acting Chief
Financial Officer from 1994 to 1995,
Chairman of the Board from 1977 to
1994, and as a director from 1977 to
1995. He has also served as
Chairman of Eagle Management &
Financial Corp., a management
consulting firm, since 1990.

Paul M. Kelnberger (65)	Director	Indefinite Term	CPA. Partner, Johnson,West & Co.,	7	None
33 South Sixth Street		12 Years Served	PLC, from 1975 to 2002. Currently
Suite 4600			serving as a consultant to Johnson,
Minneapolis, MN 55402			West & Co., PLC.

Interested Directors (and Officers)

Steven C. Leuthold (70)	Director and	Indefinite Term,	Chief Investment Officer of the	7	None
33 South Sixth Street	President	12 Years Served	managing member of Leuthold
Suite 4600			Weeden Capital Management (the
Minneapolis, MN 55402			“Adviser”). He has also been a
Portfolio Manager for the
predecessors to the Adviser,
Leuthold & Anderson, Inc. (since
1987) and Leuthold,Weeden &
Associates, L.P. (since 1991).

The Leuthold Funds

# of
				Portfolios in	Other
	Position(s)	Term of Office		Fund Complex	Directorships
Name, Age,	Held with	and Length of	Principal Occupation	Overseen By	Held by
and Address	the Company	Time Served	During Past Five Years	Director	Director
Edward C. Favreau (56)	Director and	Indefinite Term,	Manager of Marketing and Sales of	7	None
33 South Sixth Street	Vice President	8 Years Served	the Adviser since July 1999.
Suite 4600
Minneapolis, MN 55402

David R. Cragg (39)	Vice President,	One Year Term,	Manager of Operations of the	n/a	None
33 South Sixth Street	Secretary, and	8 Years Served	Adviser since January 1999. Prior to
Suite 4600	Treasurer		joining the Adviser, Mr. Cragg served
Minneapolis, MN 55402			as Operations Manager of Piper
Trust Company from November
1997 until January 1999.

Roger A. Peters (47)	Chief Compliance	One Year Term,	Chief Compliance Officer of the	n/a	None
33 South Sixth Street	Officer,Vice	2 Years Served	Adviser since October 2005. Prior to
Suite 4600	President, and		joining the Adviser, Mr. Peters
Minneapolis, MN 55402	Assistant Secretary		served as Vice President,
Commercial Product Management
for U.S. Bank from November 2003
through February 2005. Mr. Peters
also served as Operations Manager
for Lowry Hill from December 2001
through July 2003.

Glenn R. Larson (43)	Assistant Secretary	One Year Term,	Compliance Officer of the Adviser	n/a	None
33 South Sixth Street		2 Years Served	since February 2005. Prior to
Suite 4600			joining the Adviser, Mr. Larson
Minneapolis, MN 55402			served as a Compliance
Representative of U.S. Bancorp
Investments, Inc. from July 2003
until February 2005. Prior to that
time, Mr. Larson served as
Compliance Analyst of Securian
Financial Services, Inc. from June
1999 to July 2003.

The Statement of Additional Information includes additional information about the Funds’ Directors and is available free of charge upon request by calling the Funds toll free at (800) 273-6886.

Information regarding the method the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 273-6886 or by accessing the Funds’ website at www.leutholdfunds.com. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling toll-free at (800) 273-6886 or on the SEC’s website at www.sec.gov.

Notes

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The Leuthold Funds

InvestmentAdviser:
Leuthold Weeden Capital
Management, Minnesota

Administrator, TransferAgent,
Dividend Paying Agent,
Shareholder Servicing Agent:
U.S. Bancorp Fund Services, LLC,
Wisconsin

Custodian:
U.S. Bank, N.A., Wisconsin

Counsel:
Foley & Lardner, LLP, Wisconsin

Independent Registered
Public Accounting Firm:
Ernst &Young LLP, Minnesota

The Funds are required to file their complete schedules of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Once filed, the Fund’s Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-800-273-6886.You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfosec.gov.

This report is authorized for distribution only when preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Paul Kelnberger is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  No “other services” were provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2008	FYE 9/30/2007
Audit Fees	$202,250	$175,000
Audit-Related Fees	$0	$0
Tax Fees	$15,068	$12,300
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2008	FYE 12/31/2007
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)       Leuthold Funds, Inc.

By (Signature and Title)*     /s/ Steven C. Leuthold
                                                       Steven C. Leuthold, President

Date       12/5/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/ Steven C. Leuthold
                                                       Steven C. Leuthold, President

Date       12/5/2008

By (Signature and Title)*    /s/ David R. Cragg
                                                      David R. Cragg, Treasurer

Date       12/5/2008

* Print the name and title of each signing officer under his or her signature.